ANNUAL REPORT
DECEMBER 31, 1995

TABLE OF CONTENTS

Chairman's Letter................................................................................          2

Review of Eclipse Funds

    Ultra Short Term Income Fund.................................................................          4

    Balanced Fund................................................................................          6

    Growth and Income Fund.......................................................................          8

    Equity Fund..................................................................................         10

Statements of Net Assets

    Ultra Short Term Income Fund.................................................................         12

    Balanced Fund................................................................................         16

    Growth and Income Fund.......................................................................         25

    Equity Fund..................................................................................         28

Statements of Operations.........................................................................         34

Statements of Changes in Net Assets..............................................................         35

Notes to Financial Statements....................................................................         37

  Selected Financial Information

    Ultra Short Term Income Fund.................................................................         40

    Balanced Fund................................................................................         41

    Growth and Income Fund.......................................................................         42

    Equity Fund..................................................................................         43

Independent Auditor's Report.....................................................................         44

Trustees and Officers............................................................................         45

Towneley Capital Management, Inc., Investment Manager............................................         46

Glossary.........................................................................................         47

--------------------------------------------------------------------------------

CHAIRMAN'S LETTER

Dear Fellow Shareholder:

Last year was a good one for the American stock markets. In fact, as measured by the Standard and Poor's 500 Index, 1995 ranked in the top 10% for calendar year equity market returns over the past seventy years.

The market was driven by a number of factors:

  1. Relatively low and declining interest rates prevalent in 1995 were an inducement to equity and bond investing.

  2. The lower interest rates benefited financial companies such as commercial banks, thrifts, and savings and loans, by increasing loan volume and lowering their financing costs, leading to higher profit margins.

  3. Corporate restructurings have allowed many companies to lower their cost of operations, which has helped earnings growth. Although companies have restructured in various ways, the most significant trend in restructuring is the use of technology to enhance production. This has led to a large number of employees taking early retirement or being laid off.

  4. The increased use of technology has strengthened revenue and earnings growth of technology companies. This growth was a continuation of the 1994 trend and was recognized by the equity markets. Technology stocks soared during the year.

  5. The technology sector in most equity indexes was one of the largest factors in their return, and became a larger proportional component of various stock indexes.

We do not know how long these trends will continue, or whether the support of these sectors in the equity market is in line with the true relative economic growth of the companies. We also do not know the potential impact on the equity market of the layoffs, early retirements, slower consumer spending and high levels of consumer debt. But history suggests that a sluggish economic environment and slower corporate earnings growth lie ahead.

MARKET CYCLES AND INVESTMENT STYLES

Just as the stock market has cycles, so do investment styles. Investment styles are often characterized as either "growth" or "value." "Growth" investing is generally defined as investing in equities with high price to book value and/or high price to earnings ratios, while "value" investing is generally defined as investing in equities with low price to book value and/or low price to earnings ratios. The strength in the market this year has largely been "growth" stock driven, with a particular focus on technology. On the value side, the finance sector benefited. Timing the market or sectors is a risky strategy and one in which we do not participate.

Our approach has been and remains value-driven, using a "bottom-up" style of stock selection. That means that we choose companies based on an examination of their assets, revenues and earnings relative to current market prices. We add stocks to our portfolios that we calculate are undervalued.

Over time, we continue to monitor our portfolios carefully, and when a stock becomes overvalued we rebalance the portfolio, replacing the overvalued stocks with undervalued ones. This rebalancing may result in missing part of the short term price momentum; however, we believe it is in the best interests of our shareholders to maintain the undervalued characteristics of the portfolios.

---------------------------------------------------------

Our returns, based on our strategy of selecting value stocks, were very good this year. However, because the 1995 market rewarded technology and other high growth stocks that do not fit with our value-oriented investment philosophy, our stock and balanced funds results trailed several market benchmarks.

We believe that our consistent, value-centered approach will, over time, continue to provide solid returns at lower risk than other, more aggressive, investment strategies. As you can see from the enclosed statistics, the risk inherent in our three stock funds, as measured by standard deviation, is substantially lower than that of the market and mutual fund indices against which they are measured.

THE FUTURE

As many of you know, the Eclipse fund "family" has now grown to four funds. We're pleased with the reception of our two latest additions, the Ultra Short Term Income Fund and the Growth and Income Fund.

  - The Eclipse Ultra Short Term Income Fund had excellent absolute and relative returns this year. We expect good growth in both assets and shareholder numbers when investors start to seek safety, liquidity, and returns from fixed income.

  - We saw continued and growing interest in the Eclipse Balanced Fund for 401(k) and IRA programs, where individuals wish to have us consistently rebalance to a 60% value equity and 40% short term bond portfolio. Such asset allocation funds are growing in popularity, as increasing numbers of Americans in their middle years focus on investment for a secure retirement, but do not wish to make the asset allocation decision themselves.

  - The Growth and Income Fund, new last year, is an exciting offering for us. It is a 100% equity portfolio using the same strategies as the equity portion of the Balanced Fund. We expect interest in this fund to continue to grow, as investors increasingly appreciate the benefits inherent in "value" investing, but desire to create their own "balance." They may choose to do this with municipal or other fixed income funds.

  - Lastly, the Eclipse Equity Fund's value style has been out of favor for some time. Most small company mutual funds focus on growth and price momentum; such funds have produced superior results in recent years when compared to the Equity Fund, which focuses on assets and revenues relative to market price. We are unable to predict style shifts, but when the markets move away from excessive valuation and speculation, we believe this fund will show better relative results.

We thank you for your continued confidence in the Eclipse Funds and wish you a successful and financially rewarding 1996.

Sincerely,

[Signature to come]

Wesley G. McCain
Chairman

--------------------------------------------------------------------------------

REVIEW OF ECLIPSE ULTRA SHORT TERM
INCOME FUND

The Eclipse Ultra Short Term Income Fund is managed with the three objectives of seeking a high level of current income, preserving capital, and maintaining a relatively stable net asset value.

To meet these objectives, the Ultra Short Term Income Fund invests in a portfolio of short term, high quality fixed income securities.

Completing its first full year of operation, the Eclipse Ultra Short Term Income Fund's total return was 7.8%, outperforming the Lipper Ultra Short Obligation Fund Average, which had a return of 6.6%. The fund ranked third among the eighteen funds averaged for total return, and ranked sixth on a yield basis.

At year end, the Fund's duration was 0.89 years, and its dollar weighted average maturity was 362 days.
----------------------------------------------
LARGEST INDUSTRY HOLDINGS -- 12/31/95                             % OF PORTFOLIO
------------------------------------------------------------

U.S. Federal Agency..........................       25.4%
Finance......................................       12.6
U.S. Treasury................................       12.0
Consumer Non-Durables........................       10.4

----------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE AND RISK DATA
PERIOD ENDING DECEMBER 31, 1995

                                                    TOTAL RETURN(1)
                                                    1 YEAR  RISK(2)
-------------------------------------------------------------------
Eclipse Ultra Short Term Income Fund (3,4)........  7.8   %  1.0   %
Lipper Ultra Short Obligation Funds Average (5)...  6.6      0.2
3 Month Treasury Bill.............................  6.0      0.1
1 Year Treasury Bill..............................  7.9      0.6

------------
1) With income reinvested.

2) Annualized standard deviation of monthly return.

3) The Fund's inception was 12/27/94; its annualized total return through 12/31/95 was 7.7%.

4) Net of management fee waived and after expense reimbursement by manager. For the year ended December 31, 1995 this amounted to 1.67% of annualized average net assets.

5) After all expenses.
--------------------------------------------------------------------------------

---------------------------------------------------------

                        GROWTH OF $10,000 SINCE INCEPTION
           ECLIPSE ULTRA SHORT TERM INCOME FUND WITH INCOME REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               ECLIPSE ULTRA SHORT TERM INCOME       1 YR. T-BILL
Dec-94                                       10,000         10,000
Jan-95                                       10,100         10,100
Feb-95                                       10,151         10,189
Mar-95                                       10,200         10,248
Apr-95                                       10,301         10,307
May-95                                       10,402         10,399
Jun-95                                       10,453         10,458
Jul-95                                       10,453         10,510
Aug-95                                       10,504         10,560
Sep-95                                       10,556         10,603
Oct-95                                       10,660         10,667
Nov-95                                       10,713         10,730
Dec-95                                       10,784         10,790

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.

--------------------------------------------------------------------------------
PER SHARE DIVIDEND INFORMATION -- 1995
--------------------------------------------------------------------------------

Income dividends............................................................................  $  0.1139
Short-term capital gain dividends...........................................................     --
Long-term capital gain dividends............................................................     --
                                                                                              ---------
Total 1995 dividends........................................................................  $  0.1139
                                                                                              ---------
                                                                                              ---------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REVIEW OF ECLIPSE BALANCED FUND

The Eclipse Balanced Fund was up 23% in 1995. Since inception it has had about the same return as the Lipper Balanced Fund Index with less risk, as measured by annualized standard monthly deviation.

For the three and five year periods ending December, 1995, we outperformed the Lipper Balanced Fund Index by a wide margin.

As with Eclipse Equity and Eclipse Growth and Income Funds, the equity portion of the Balanced Fund was overweighted in some underperforming sectors and underweighted in sectors that outperformed. (See discussion under those funds.)

Our continuing commitment to invest in shorter duration bonds also contributed to the shortfall. This strategy protects investors in a stock and bond markets downturn, but investors do not participate in the strong returns that long term bonds can provide, as they did this year. We remain confident that our asset allocation mix of 60% large capitalization stocks and 40% short term government and investment grade corporate bonds will continue to provide excellent income and growth in capital over time with relatively low risk levels.

--------------------------------------------------------------------------------
COMPARATIVE EQUITY INDUSTRY HOLDINGS AS A PERCENT OF ENTIRE PORTFOLIO

                                          12/31/95   12/31/94    CHANGE
------------------------------------------------------------------------
Utilities...............................     20.8%         1.1%   +19.7%
Retail Trade............................      9.4         12.2     -2.8
Electronic Technology...................      5.6         15.0     -9.4
Consumer Non-Durables...................      3.4          2.4     +1.0
Finance.................................      3.2          0.0     +3.2
Energy Minerals.........................      1.9          9.8     -7.9
Process Industries......................      0.8          6.4     -5.6

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE AND RISK DATA
PERIOD ENDING DECEMBER 31, 1995

                                                                   ANNUALIZED TOTAL RETURN(1)
                                                                                        INCEPTION
                                                                                           TO
                                                     1 YEAR      3 YEARS     5 YEARS    12/95(2)    RISK(2,3)
-----------------------------------------------------------------------------------------------------
Eclipse Balanced Fund (4,5).......................      23.0%       12.9%       14.3%       11.5%        6.7%
Lipper Balanced Fund Index (4)....................      24.6        10.7        12.9        11.4         7.7
Merrill Lynch 3-5 Year Government Bond Index......      16.1         7.2         8.8         9.5         3.8
Standard & Poor's 500 Index.......................      37.5        15.3        16.6        14.2        11.7
3 Month Treasury Bill.............................       6.0         4.5         4.7         5.7         0.6

------------
1) With income reinvested.

2) May 1, 1989 to December 31, 1995

3) Annualized standard deviation of monthly return.

4) After all expenses.

5) Net of management fee waived equivalent to 0.8%, 0.8%, 0.8%, 0.8%, 0.5%, 0.4%, and 0.3% of average net assets for the years 1989 through 1995, respectively. Returns are also net of reimbursed expenses equivalent to 0.84% of average net assets in 1989 and 0.05% of average net assets in 1990.
--------------------------------------------------------------------------------

---------------------------------------------------------

                        GROWTH OF $10,000 SINCE INCEPTION
                  ECLIPSE BALANCED FUND WITH INCOME REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ECLIPSE BALANCED      ML 3-5 YR. CORP     S&P 500
Apr-89                     10,000              10,000     10,000
Dec-89                     10,445              10,891     11,683
Dec-90                     10,596              11,766     11,312
Dec-91                     12,812              13,536     14,768
Dec-92                     14,353              14,641     15,900
Dec-93                     16,803              16,085     17,820
Dec-94                     16,807              15,820     17,718
Dec-95                     20,673              18,757     24,350

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.

--------------------------------------------------------------------------------
PER SHARE DIVIDEND INFORMATION -- 1995
--------------------------------------------------------------------------------

Income dividends............................................................................  $  0.6436
Short-term capital gain dividends...........................................................     0.2051
Long-term capital gain dividends............................................................     0.3554
                                                                                              ---------
Total 1995 dividends........................................................................  $  1.2041
                                                                                              ---------
                                                                                              ---------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REVIEW OF ECLIPSE GROWTH AND
INCOME FUND

The Eclipse Growth and Income Fund is managed with the long term objective of seeking a high total return -- including both capital gains and current dividend income -- from a portfolio composed entirely of undervalued, larger capitalization stocks. In its first full year of operation the Fund was up 26.8%.

In 1995 the Fund achieved 88% of the return of the Lipper Growth and Income Fund Index, with less risk, as measured by annualized monthly standard deviation for the year.

Several factors contributed to the performance of this fund: First, it was not fully invested in equities until the second quarter. Second, and similar to our other funds, the Growth and Income Fund was overweighted in some underperforming sectors, such as retail trade, and underweighted in sectors such as electronic technology and finance, which led the markets. In 1995, we reduced our holdings in electronic technology stocks as some stocks became overvalued. As a result of this rebalancing, we did not participate in some of the short term price movement of that industry.

We have in recent years been reluctant to invest heavily in the financial sector due to the difficulty of assessing the quality of assets held at financial institutions. This difficulty has become aggravated by the ability of companies to alter their balance sheet risk overnight through the use of derivative securities. We recently have developed measures which we believe adequately determine the risk associated with a portfolio of investments in financial institutions, which will allow us to have a stronger participation in this sector.

The strategy of the Eclipse Growth and Income Fund is value-based. The concept behind our value-oriented investment process is to select companies which are economically undervalued and have -- or are expected to have -- above average profitability. In theory and historical practice, owning companies that are undervalued and have high profitability offers superior investment returns. We continue to believe that our undervalued securities have solid prospects for long term capital appreciation.
----------------------------------------------
LARGEST INDUSTRY HOLDINGS -- 12/31/95                             % OF PORTFOLIO
------------------------------------------------------------

Utilities....................................       19.6%
Retail Trade.................................       16.6
Electronic Technology........................       13.0
Producer Manufacturing.......................        7.2
Commercial Services..........................        6.8

----------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE AND RISK DATA
PERIOD ENDING DECEMBER 31, 1995

                                                    TOTAL RETURN(1)
                                                    1 YEAR   RISK(2)
-------------------------------------------------------------------
Eclipse Growth and Income Fund (3,4)..............   26.8%     4.2%
Lipper Growth and Income Fund Index (5)...........   30.5      5.0
Standard & Poor's 500 Index.......................   37.5      4.9
3 Month Treasury Bill.............................    6.0      0.1

------------
1) With income reinvested.

2) Annualized standard deviation of monthly return.

3) The Fund's inception was 12/27/94; its annualized total return through 12/31/95 was 26.5%.

4) Net of management fee waived and after expense reimbursement by manager. For the year ended December 31, 1995 this amounted to 0.95% of annualized average net assets.

5) After all expenses.
--------------------------------------------------------------------------------

---------------------------------------------------------

                        GROWTH OF $10,000 SINCE INCEPTION
              ECLIPSE GROWTH AND INCOME FUND WITH INCOME REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               ECLIPSE GROWTH AND INCOME        S&P 500
Dec-94                                 10,000     10,000
Jan-95                                 10,000     10,260
Feb-95                                 10,190     10,658
Mar-95                                 10,460     10,974
Apr-95                                 10,830     11,293
May-95                                 10,991     11,739
Jun-95                                 11,271     12,015
Jul-95                                 11,741     12,415
Aug-95                                 11,811     12,448
Sep-95                                 12,212     12,970
Oct-95                                 12,322     12,925
Nov-95                                 12,521     13,493
Dec-95                                 12,684     13,743

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.

--------------------------------------------------------------------------------
PER SHARE DIVIDEND INFORMATION -- 1995
--------------------------------------------------------------------------------

Income dividends............................................................................  $  0.1059
Short-term capital gain dividends...........................................................     0.2640
Long-term capital gain dividends............................................................     --
                                                                                              ---------
Total 1995 dividends........................................................................  $  0.3699
                                                                                              ---------
                                                                                              ---------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REVIEW OF ECLIPSE EQUITY FUND

The Eclipse Equity Fund was up 19.7% for the year.

We continue to concentrate our efforts in our definition of value stocks, which did not do as well this year as growth stocks did. Therefore, our results trailed the performance of the small capitalization indexes for the year ended December 31, 1995.

We had substantial holdings in such sectors as retail trade (15.2%), utilities (11.2%), and commercial services (11.2%), which underperformed the market, and were underweighted in the electronic technologies (8.2%) and financial (4.4%) sectors, which led the indexes.

During the year we took profits in some electronic technology stocks as they became overvalued according to our investment criteria, reducing our holdings from 11.6% of the portfolio in December, 1994 to 8.2% in December, 1995. As a result of this rebalancing, we did not participate in much of the short term momentum of that group.

As we mentioned in our review of the Eclipse Growth and Income Fund, we had previously been reluctant to invest heavily in the financial sector due to the difficulty of assessing the quality of assets held at financial institutions. We recently have developed measures which we believe will, for our purposes, adequately determine the risk associated with a diversified investment in financial institutions, and this will allow us to have a stronger participation in this sector in the future.

The strategy of the Eclipse Equity Fund is to select small company value stocks. By contrast, our investment style attribution analysis of the Lipper Small Company Growth Fund Index and the Russell 2000 Index indicates that most of their returns are attributed to growth styles and/or to mid- to larger capitalization growth stocks. We believe, therefore, that these indexes are not appropriate comparative measures, and that the S&P Small Cap 600 Index is a more accurate benchmark. From inception to date the Eclipse Equity Fund outperformed the Standard & Poor's 600 Index with only 58% of the risk as measured by the annualized standard deviation.

We continue to believe that our undervalued securities have solid prospects for long term capital appreciation.

Highlighted in the following table are the six largest industry holdings for the fund at year end 1995 and 1994, and the change in the portfolio of the largest holdings from a year ago.

--------------------------------------------------------------------------------
COMPARATIVE INDUSTRY HOLDINGS -- % OF PORTFOLIO

                                                    12/31/95    12/31/94     CHANGE
-------------------------------------------------------------------------------------
Retail Trade......................................      15.2%       17.7%       -2.5%
Utilities.........................................      11.2         1.0       +10.2
Commercial Services...............................      11.2         7.9        +3.3
Consumer Durables.................................       9.3         5.4        +3.9
Electronic Technology.............................       8.2        11.6        -3.4
Producer Manufacturing............................       6.9         4.5        +2.4
Transportation....................................       4.0         6.3        -2.3
Consumer Non-Durables.............................       3.4         9.6        -6.2
Energy Minerals...................................       2.1         9.5        -7.4

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE AND RISK DATA
PERIOD ENDING DECEMBER 31, 1995

                                                                 ANNUALIZED TOTAL RETURN(1)
                                                                                     INCEPTION
                                                                                        TO
                                                     1 YEAR    3 YEARS    5 YEARS    12/95(2)   RISK(2,3)
-----------------------------------------------------------------------------------------------------
Eclipse Equity Fund (4,5).........................     19.7%      10.1%      15.9%       9.8%      10.9%
Lipper Small Company Growth Fund Index (4)........     31.4       15.2       20.4       11.9       17.0
Standard & Poor's Small Cap 600 Index.............     28.6       12.5       19.9        7.2       18.8
Standard & Poor's 500 Index.......................     37.5       15.3       16.6       12.9       14.2
3 Month Treasury Bill.............................      6.0        4.5        4.7        6.1        0.6

------------
1) With income reinvested.

2) January 31, 1987 to December 31, 1995

3) Annualized standard deviation of monthly return.

4) After all expenses.

5) Net of management fee waived in 1987 equivalent to 0.1% of average net assets.
--------------------------------------------------------------------------------

                        GROWTH OF $10,000 SINCE INCEPTION
                   ECLIPSE EQUITY FUND WITH INCOME REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             ECLIPSE EQUITY     S&P 600    S&P 500
Jan-87                 10,000     10,000     10,000
Dec-87                  9,723      7,670      9,277
Dec-88                 10,957      8,977     10,837
Dec-89                 12,757     10,007     14,249
Dec-90                 11,016      7,463     13,797
Dec-91                 14,449     10,887     18,012
Dec-92                 17,249     13,003     19,394
Dec-93                 20,183     15,293     21,331
Dec-94                 19,223     14,401     21,610
Dec-95                 23,009     18,521     29,698

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.
--------------------------------------------------------------------------------
PER SHARE DIVIDEND INFORMATION -- 1995
--------------------------------------------------------------------------------

Income dividends............................................................................  $  0.0672
Short-term capital gain dividends...........................................................     0.1488
Long-term capital gain dividends............................................................     0.3684
                                                                                              ---------
Total 1995 dividends........................................................................  $  0.5844
                                                                                              ---------
                                                                                              ---------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ECLIPSE FINANCIAL ASSET TRUST
ULTRA SHORT TERM INCOME FUND
STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                         U.S. CORPORATE BONDS (45.66%)

                                                        FACE          VALUE
                                                       AMOUNT        (NOTE 1)

CONSUMER NON-DURABLES (10.44%)
 Coca-Cola Company (The) Notes, 7.75%, due
  02/15/96........................................  $    100,000   $    100,273
 Heinz (H.J.) Company Notes, 5.50%, due
  09/15/97........................................        50,000         50,071
 Hertz Corporation Senior Notes, 9.125%, due
  08/01/96........................................       100,000        101,992
 PepsiCo, Inc. Notes, 6.875%, due 05/15/97........       100,000        102,011
 Procter & Gamble Company Notes, 6.85%, due
  06/01/97........................................        25,000         25,509
 Ralston Purina Company Notes, 9.00%, due
  06/15/96........................................       100,000        101,437
                                                                   ------------
                                                                        481,293
                                                                   ------------

ELECTRONIC TECHNOLOGY (4.38%)
 IBM Corporation Notes, 6.375%, due 11/01/97......       100,000        101,620
 Martin Marietta Technologies, Inc. Notes, 8.50%,
  due 03/01/96....................................       100,000        100,464
                                                                   ------------
                                                                        202,084
                                                                   ------------

FINANCE (12.64%)
 Avco Financial Services, Inc. Senior Notes,
  8.85%, due 02/01/96.............................        50,000         50,123

                                                        FACE          VALUE
                                                       AMOUNT        (NOTE 1)

FINANCE (CONT'D)
 Chrysler Financial Corporation Notes, 5.375%, due
  10/15/98........................................  $     50,000   $     49,469
 Fireman's Fund Mortgage Corporation Notes, 8.25%,
  due 11/01/96....................................       100,000        101,896
 General Motors Corporation Notes, 7.625%, due
  02/15/97........................................       100,000        102,221
 Household Finance Corporation Notes, 7.80%, due
  11/01/96........................................       100,000        101,862
 International Lease Finance Corporation Senior
  Notes, 6.50%, due 07/15/97......................        75,000         76,010
 U.S. Leasing International, Inc. Notes, 8.75%,
  due 05/01/96....................................       100,000        100,965
                                                                   ------------
                                                                        582,546
                                                                   ------------

HEALTH TECHNOLOGY (3.33%)
 American Home Products Corporation Notes, 6.875%,
  due 04/15/97....................................       100,000        101,743
 Lilly (Eli) & Company Notes, 6.75%, due
  11/15/99........................................        50,000         51,878
                                                                   ------------
                                                                        153,621
                                                                   ------------

INDUSTRIAL SERVICES (1.66%)
 WMX Technologies, Inc. Notes, 7.125%, due
  03/22/97........................................        75,000         76,475
                                                                   ------------

---------------------------------------------------------

--------------------------------------------------------------------------------
                                                   ECLIPSE FINANCIAL ASSET TRUST
                                                    ULTRA SHORT TERM INCOME FUND
                                    STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                        FACE          VALUE
                                                       AMOUNT        (NOTE 1)

PRODUCER MANUFACTURING (1.15%)
 Xerox Corporation Notes, 9.625%, due 09/01/97....  $     50,000   $     53,256
                                                                   ------------

RETAIL TRADE (5.32%)
 Penney (J.C.) Company Notes, 5.375%, due
  11/15/98........................................       100,000         99,351
 Sears Roebuck & Company Notes, 8.55%, due
  08/01/96........................................        70,000         71,214
 Wal-Mart Stores, Inc. Notes, 5.50%, due
  03/01/98........................................        75,000         74,942
                                                                   ------------
                                                                        245,507
                                                                   ------------

                                                        FACE          VALUE
                                                       AMOUNT        (NOTE 1)

UTILITIES (6.74%)
 MCI Communications Senior Notes, 7.625%, due
  11/07/96........................................  $     50,000   $     50,905
 New England Telephone & Telegraph Notes, 6.25%,
  due 12/15/97....................................       100,000        101,270
 Sonat, Inc. Notes, 9.50%, due 08/15/99...........        50,000         55,689
 Transcontinental Gas Pipeline Company Notes,
  9.00%, due 11/15/96.............................       100,000        102,805
                                                                   ------------
                                                                        310,669
                                                                   ------------
 Total U.S. Corporate Bonds
  (Cost $2,098,988)...............................                 $  2,105,451
                                                                   ------------

                              YANKEE BONDS (4.34%)

                                                        FACE          VALUE
                                                       AMOUNT        (NOTE 1)

PROCESS INDUSTRIES (2.17%)
 Dow Capital B.V. Notes, 5.75%, due 09/15/97......  $    100,000   $     99,919
                                                                   ------------

                                                        FACE          VALUE
                                                       AMOUNT        (NOTE 1)

PRODUCER MANUFACTURING (2.17%)
 Hanson Overseas B.V. Notes, 5.50%, due
  01/15/96........................................  $    100,000   $     99,991
                                                                   ------------
 Total Yankee Bonds (Cost $199,444)...............                 $    199,910
                                                                   ------------

                 UNITED STATES GOVERNMENT OBLIGATIONS (12.01%)

                                                        FACE          VALUE
                                                       AMOUNT        (NOTE 1)
 United States Treasury Note, 7.875%, due
  02/15/96........................................  $    100,000   $    100,313
 United States Treasury Note, 5.125%, due
  03/31/96........................................        75,000         74,976

                                                        FACE          VALUE
                                                       AMOUNT        (NOTE 1)
 United States Treasury Note, 7.625%, due
  04/30/96........................................  $    100,000   $    100,812
 United States Treasury Note, 7.375%, due
  05/15/96........................................       100,000        100,781

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ECLIPSE FINANCIAL ASSET TRUST
ULTRA SHORT TERM INCOME FUND
STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                        FACE          VALUE
                                                       AMOUNT        (NOTE 1)
 United States Treasury Note, 6.00%, due
  06/30/96........................................  $     75,000   $     75,281
 United States Treasury Note, 6.375%, due
  06/30/97........................................       100,000        101,688
                                                                   ------------

                                                                      VALUE
                                                                     (NOTE 1)
 Total United States Government Obligations (Cost
  $551,963).......................................                 $    553,851
                                                                   ------------

                           FEDERAL AGENCIES (25.37%)

                                                        FACE          VALUE
                                                       AMOUNT        (NOTE 1)
 Federal Home Loan Bank, 6.85%, due 02/25/97......  $    300,000   $    305,057
 Federal Home Loan Mortgage Corporation, 7.24%,
  due 02/05/96....................................       155,000        155,276
 Federal Home Loan Mortgage Corporation, 6.18%,
  due 11/18/97....................................       150,000        151,951
 Federal Land Bank, 7.95%, due 10/21/96...........       100,000        102,111
 Federal National Mortgage Association, 8.45%, due
  10/21/96........................................       200,000        204,793

                                                        FACE          VALUE
                                                       AMOUNT        (NOTE 1)
 Federal National Mortgage Association (V.R.)
  5.72%, due 12/14/98.............................  $    100,000   $     99,943
 Student Loan Marketing Association (V.R.), 5.40%,
  due 10/30/97....................................       100,000        100,219
 Student Loan Marketing Association (V.R.), 5.40%,
  due 01/21/98....................................        50,000         50,117
                                                                   ------------
 Total Federal Agencies (Cost $1,168,985).........                 $  1,169,467
                                                                   ------------

                         SHORT-TERM INVESTMENTS (1.74%)

                                                        FACE          VALUE
                                                       AMOUNT        (NOTE 1)

REPURCHASE AGREEMENTS (1.74%)
 State Street Bank and Trust Company, 4.25%, due
  01/02/96
  (collateralized by $62,000 U.S. Treasury Bonds,
  8.75%, due 05/15/17)............................  $     80,228   $     80,228
                                                                   ------------
 Total Short-Term Investments (Cost $80,228)......                 $     80,228
                                                                   ------------

---------------------------------------------------------

--------------------------------------------------------------------------------
                                                   ECLIPSE FINANCIAL ASSET TRUST
                                                    ULTRA SHORT TERM INCOME FUND
                                    STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

 Total Investments (89.12%) (Cost $4,099,608+)....                 $  4,108,907
 Other Assets (11.63%)
 Cash.............................................                        2,000
 Fund shares sold.................................                      401,397
 Interest receivable..............................                       73,366
 Receivable from advisor..........................                       33,255
 Deferred organization expenses...................                       26,236
                                                                   ------------
 Total assets.....................................                    4,645,161
                                                                   ------------

 Liabilities (0.75%)
 Payable for deferred organization expenses.......                       12,634
 Fund shares redeemed.............................                          793
 Dividends payable................................                           55
 Accrued expenses.................................                       21,195
                                                                   ------------
 Total liabilities................................                       34,677
                                                                   ------------
 Net Assets (100.00%) 2,262,377 shares outstanding
  (Note 3)........................................                 $  4,610,484
                                                                   ------------
                                                                   ------------
 Net Asset Value, offering and redemption price
  per share.......................................                        $2.04
                                                                   ------------
                                                                   ------------

+ The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $14,058 and $4,759, respectively.

  See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ECLIPSE FINANCIAL ASSET TRUST
BALANCED FUND
STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                             COMMON STOCKS (59.71%)

                                                                    VALUE
                                                       SHARES      (NOTE 1)

COMMERCIAL SERVICES (3.08%)
 Kelly Services, Inc. Class A.....................     17,700   $      491,175
 Supervalu, Inc...................................     32,500        1,023,750
 Sysco Corporation................................     34,800        1,131,000
                                                                --------------
                                                                     2,645,925
                                                                --------------

CONSUMER DURABLES (1.67%)
 Honda Motor Co., Ltd.............................     28,000        1,176,000
 Volvo AB, ADR....................................     12,400          255,363
                                                                --------------
                                                                     1,431,363
                                                                --------------

CONSUMER NON-DURABLES (3.39%)
 ConAgra, Inc.....................................     32,100        1,324,125
 IBP, Inc.........................................     15,100          762,550
 Universal Corporation............................     23,300          567,938
 Whitman Corporation..............................     11,000          255,750
                                                                --------------
                                                                     2,910,363
                                                                --------------

ELECTRONIC TECHNOLOGY (5.58%)
 Avnet Inc........................................     19,600          877,100
 Digital Equipment Corporation*...................     15,800        1,013,175
 Gateway 2000, Inc.*..............................     28,400          695,800
 Polaroid Corporation.............................     23,500        1,113,312
 SCI Systems, Inc.*...............................     14,000          434,000
 United Technologies Corporation..................      7,000          664,125
                                                                --------------
                                                                     4,797,512
                                                                --------------

ENERGY MINERALS (1.91%)
 Kerr-McGee Corporation...........................      9,700          615,950
 Occidental Petroleum Corporation.................     16,000          342,000
 Panhandle Eastern Corporation....................      5,000          139,375
 USX-Marathon Group...............................     27,800          542,100
                                                                --------------
                                                                     1,639,425
                                                                --------------

                                                                    VALUE
                                                       SHARES      (NOTE 1)

FINANCE (3.22%)
 Bear Stearns Companies Inc. (The)................     12,300   $      244,462
 Great Western Financial Corporation..............     19,600          499,800
 National City Corporation........................     15,400          510,125
 SouthTrust Corporation...........................     19,600          502,250
 USF&G Corporation................................     29,200          492,750
 Washington Mutual, Inc...........................     17,800          513,975
                                                                --------------
                                                                     2,763,362
                                                                --------------

HEALTH SERVICES (2.28%)
 Bergen Brunswig Corporation Class A..............     20,700          514,913
 Cardinal Health, Inc.............................     17,400          952,650
 McKesson Corporation.............................      9,700          491,062
                                                                --------------
                                                                     1,958,625
                                                                --------------

INDUSTRIAL SERVICES (0.58%)
 Fluor Corporation................................      7,600          501,600
                                                                --------------

NON-ENERGY MINERALS (0.29%)
 Manville Corporation*............................     19,200          252,000
                                                                --------------

PROCESS INDUSTRIES (0.83%)
 Terra Industries, Inc............................     15,500          218,938
 Union Carbide Corporation........................     13,100          491,250
                                                                --------------
                                                                       710,188
                                                                --------------

PRODUCER MANUFACTURING (3.15%)
 Canadian Pacific, Ltd............................     28,000          507,500
 Cummins Engine Company, Inc......................     26,000          962,000
 Johnson Controls, Inc............................     18,000        1,237,500
                                                                --------------
                                                                     2,707,000
                                                                --------------

--------------------------------------------------------*Non-Income Producing.

--------------------------------------------------------------------------------
                                                   ECLIPSE FINANCIAL ASSET TRUST
                                                                   BALANCED FUND
                                    STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                    VALUE
                                                       SHARES      (NOTE 1)

RETAIL TRADE (9.37%)
 American Stores Co...............................     17,500   $      468,125
 Eckerd Corporation*..............................     12,100          539,963
 Food Lion, Inc. Class A..........................     98,000          560,442
 Giant Food Inc. Class A..........................     16,100          507,150
 Kroger Company (The)*............................     27,600        1,035,000
 Rite Aid Corporation.............................     30,700        1,051,475
 Safeway, Inc.*...................................     20,000        1,030,000
 Smith's Food & Drug Centers, Inc.................     13,300          335,825
 Vons Companies, Inc.*............................     19,000          536,750
 Walgreen Company.................................     32,800          979,900
 Winn-Dixie Stores, Inc...........................     27,300        1,006,687
                                                                --------------
                                                                     8,051,317
                                                                --------------

TECHNOLOGY SERVICES (0.91%)
 Arrow Electronics, Inc.*.........................     18,200          784,875
                                                                --------------

TRANSPORTATION (2.62%)
 Federal Express Corporation*.....................     12,600          930,825
 KLM Royal Dutch Airlines, ADR....................     30,000        1,057,500
 Northwest Airlines Corporation*..................      5,200          265,200
                                                                --------------
                                                                     2,253,525
                                                                --------------

UTILITIES (20.83%)
 Allegheny Power System, Inc......................     41,700        1,193,663
 American Electric Power Company, Inc.............     25,700        1,040,850

                                                                    VALUE
                                                       SHARES      (NOTE 1)

UTILITIES (CONT'D)
 Central Illinois Public Service Company Inc......      7,100   $      276,900
 CMS Energy Corporation...........................     25,900          773,762
 Central & South West Corporation.................     33,100          922,663
 Coastal Corporation (The)........................     23,000          856,750
 Columbia Gas System, Inc. (The)*.................     24,400        1,070,550
 DQE..............................................     32,800        1,008,600
 Detroit Edison Company...........................     26,700          921,150
 FPL Group, Inc...................................     21,600        1,001,700
 Illinova Corporation.............................     31,800          954,000
 Korea Electric Power Corporation, ADR............     19,600          524,300
 New York State Electric & Gas Corporation........     40,400        1,045,350
 Ohio Edison Company..............................     40,000          940,000
 Pacific Gas & Electric Company...................     24,900          706,538
 Pinnacle West Capital Corporation................     35,900        1,032,125
 Public Service Company of Colorado...............     26,000          919,750
 SCEcorp..........................................     52,000          923,000
 Unicom Corporation...............................     30,000          982,500
 Western Resources, Inc...........................     24,000          801,000
                                                                --------------
                                                                    17,895,151
                                                                --------------

 Total Common Stocks (Cost $45,549,298)...........              $   51,302,231
                                                                --------------

--------------------------------------------------------*Non-Income Producing.

--------------------------------------------------------------------------------
ECLIPSE FINANCIAL ASSET TRUST
BALANCED FUND
STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                         U.S. CORPORATE BONDS (34.33%)

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

COMMERCIAL SERVICES (0.62%)
 Supervalu Inc. Notes, 7.25%, due 07/15/99........  $   300,000   $     314,534
 Supervalu Inc. Notes, 7.80%, due 11/15/02........      200,000         219,283
                                                                  -------------
                                                                        533,817
                                                                  -------------

CONSUMER DURABLES (0.09%)
 Eastman Kodak Company Notes, 7.25%, due
  04/15/97........................................       75,000          76,772
                                                                  -------------

CONSUMER NON-DURABLES (5.19%)
 Anheuser-Busch Companies, Inc. Notes, 8.75%, due
  12/01/99........................................       50,000          55,360
 Bass America, Inc. Guaranteed Notes, 6.75%, due
  08/01/99........................................      550,000         568,171
 Coca-Cola Company Notes, 7.875%, due 09/15/98....      100,000         105,996
 Coca-Cola Enterprises Notes, 6.50%, due
  11/15/97........................................      150,000         152,825
 Coca-Cola Enterprises Notes, 7.00%, due
  11/15/99........................................      350,000         365,787
 Coca-Cola Enterprises Notes, 7.875%, due
  02/01/02........................................      200,000         219,669
 Gillette Company (The) Notes, 4.75%, due
  08/15/96........................................      300,000         298,952
 Heinz (H.J.) Company Notes, 5.50%, due
  09/15/97........................................      250,000         250,357
 Heinz (H.J.) Company Notes, 6.75%, due
  10/15/99........................................      200,000         207,392

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

CONSUMER NON-DURABLES (CONT'D)
 Hertz Corporation Senior Notes, 8.30%, due
  02/02/98........................................  $   300,000   $     316,106
 Hertz Corporation Senior Notes, 7.00%, due
  04/15/01........................................      300,000         313,019
 PepsiCo, Inc. Notes, 7.875%, due 08/15/96........      100,000         101,526
 PepsiCo, Inc. Notes, 7.00%, due 11/15/96.........       50,000          50,712
 PepsiCo, Inc. Notes, 6.125%, due 01/15/98........      200,000         202,795
 PepsiCo, Inc. Notes, 7.75%, due 10/01/98.........      100,000         105,759
 PepsiCo, Inc. Notes, 6.25%, due 09/01/99.........      200,000         204,378
 PepsiCo, Inc. Notes, 6.80%, due 05/15/00.........      200,000         208,400
 Philip Morris Companies Inc. Med. Term Notes,
  7.80%, due 09/24/96.............................      100,000         101,405
 Philip Morris Companies Inc. Med. Term Notes,
  8.90%, due 07/15/98.............................      100,000         107,068
 Philip Morris Companies Inc. Notes, 7.50%, due
  03/15/97........................................      100,000         102,263
 Philip Morris Companies Inc. Notes, 6.375%, due
  01/15/98........................................      100,000         101,296
 Philip Morris Companies Inc. Notes, 7.625%, due
  05/15/02........................................      100,000         107,206
 RJR Nabisco Inc. Medium Term Notes, 7.625%, due
  09/01/00........................................      200,000         211,217
                                                                  -------------
                                                                      4,457,659
                                                                  -------------

CONSUMER SERVICES (0.12%)
 Gannett Co., Inc. Notes, 5.25%, due 03/01/98.....      100,000          99,579
                                                                  -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   ECLIPSE FINANCIAL ASSET TRUST
                                                                   BALANCED FUND
                                    STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

ELECTRONIC TECHNOLOGY (1.15%)
 Boeing Co. Notes, 8.375%, due 03/01/96...........  $   100,000   $     100,468
 IBM Corporation Notes, 6.375%, due 11/01/97......      100,000         101,620
 IBM Corporation Notes, 6.375%, due 06/15/00......      200,000         204,835
 IBM Corporation Notes, 7.25%, due 11/01/02.......      300,000         321,403
 McDonnell Douglas Finance Corp. Med. Term Notes,
  7.25%, due 06/15/98.............................      200,000         206,834
 Rockwell International Corporation Notes, 8.875%,
  due 09/15/99....................................       50,000          55,438
                                                                  -------------
                                                                        990,598
                                                                  -------------

ENERGY MINERALS (1.10%)
 Exxon Capital Corporation Notes, 6.50%, due
  07/15/99........................................      300,000         308,763
 Exxon Capital Corporation Notes, 7.45%, due
  12/15/01........................................      300,000         324,982
 Shell Oil Company Notes, 6.95%, due 12/15/98.....      300,000         312,010
                                                                  -------------
                                                                        945,755
                                                                  -------------

FINANCE (13.69%)
 Allstate Corporation Notes, 5.875%, due
  06/15/98........................................      250,000         251,257
 American Express Credit Corporation Notes,
  7.375%, due 02/01/99............................      500,000         524,492
 American Express Credit Corporation Notes,
  6.125%, due 06/15/00............................      200,000         202,882

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

FINANCE (CONT'D)
 American Express Credit Corporation Sr. Notes,
  7.75%, due 03/01/97.............................  $    50,000   $      51,271
 American General Finance Corporation Notes,
  8.00%, due 02/15/00.............................      200,000         215,158
 American General Finance Corporation Sr. Notes,
  5.80%, due 04/01/97.............................      300,000         301,187
 American General Finance Corporation Sr. Notes,
  8.25%, due 01/15/98.............................      200,000         210,136
 Aristar, Inc. Senior Notes, 7.875%, due
  02/15/99........................................      150,000         159,037
 Associates Corp. of North America Notes, 8.75%,
  due 02/01/96....................................       50,000          50,122
 Associates Corp. of North America Notes, 7.25%,
  due 05/15/98....................................      400,000         414,670
 Associates Corp. of North America Notes, 7.875%,
  due 09/30/01....................................      100,000         109,164
 Associates Corp. of North America Sr. Notes,
  8.80%, due 03/01/96.............................       50,000          50,251
 Associates Corp. of North America Sr. Notes,
  6.875%, due 01/15/97............................      150,000         152,136
 Avco Financial Services, Inc. Notes, 7.50%, due
  11/15/96........................................       50,000          50,861
 Avco Financial Services, Inc. Sr. Notes, 5.875%,
  due 10/15/97....................................      300,000         301,891

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ECLIPSE FINANCIAL ASSET TRUST
BALANCED FUND
STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

FINANCE (CONT'D)
 CIT Group Holdings, Inc. Notes, 8.75%, due
  02/15/96........................................  $    50,000   $      50,184
 CIT Group Holdings, Inc. Notes, 8.75%, due
  04/15/98........................................      300,000         320,235
 CNA Financial Corporation Sr. Notes, 8.875%, due
  03/01/98........................................      100,000         105,873
 Chrysler Financial Corporation Notes, 6.625%, due
  08/15/00........................................    1,000,000       1,025,492
 Commercial Credit Company Medium Term Notes,
  6.75%, due 01/15/97.............................      300,000         303,718
 Commercial Credit Company Notes, 8.25%, due
  11/01/01........................................      200,000         221,627
 Farmers Group, Inc. Notes, 8.25%, due 07/15/96...      350,000         354,362
 Ford Holdings Inc. Notes, 9.25%, due 03/01/00....       50,000          56,118
 Ford Motor Credit Company Notes, 8.875%, due
  03/15/96........................................       50,000          50,318
 Ford Motor Credit Company Notes, 8.00%, due
  12/01/96........................................      100,000         102,170
 Ford Motor Credit Company Notes, 5.625%, due
  03/03/97........................................      200,000         200,262
 Ford Motor Credit Company Notes, 8.00%, due
  01/15/99........................................      100,000         106,122
 Ford Motor Credit Company Notes, 7.25%, due
  05/15/99........................................      250,000         260,934

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

FINANCE (CONT'D)
 Ford Motor Credit Company Notes, 8.375%, due
  01/15/00........................................  $   250,000   $     272,464
 General Electric Capital Corporation Notes,
  8.00%, due 01/15/98.............................      400,000         418,925
 General Motors Acceptance Corporation Notes,
  8.00%, due 10/01/96.............................      300,000         305,265
 General Motors Corporation Notes, 7.00%, due
  06/15/03........................................      700,000         730,405
 Heller Financial, Inc. Notes, 8.85%, due
  04/15/96........................................      100,000         100,905
 Heller Financial, Inc. Notes, 7.75%, due
  05/15/97........................................       50,000          51,408
 Heller Financial, Inc. Notes, 9.375%, due
  03/15/98........................................       50,000          53,743
 Heller Financial, Inc. Notes, 7.875%, due
  11/01/99........................................      100,000         106,483
 Household Finance Corporation Notes, 7.80%, due
  11/01/96........................................      100,000         101,862
 Household Finance Corporation Notes, 7.50%, due
  03/15/97........................................      200,000         204,526
 Household Finance Corporation Notes, 7.75%, due
  06/15/97........................................      200,000         206,059
 Household International Inc. (Floating Rate)
  Notes, 6.0625%, due 05/27/97....................      200,000         200,191
 International Lease Finance Corporation Notes,
  4.75%, due 07/15/96.............................      200,000         199,167

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   ECLIPSE FINANCIAL ASSET TRUST
                                                                   BALANCED FUND
                                    STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

FINANCE (CONT'D)
 International Lease Finance Corporation Notes,
  6.375%, due 11/01/96............................  $   100,000   $     100,631
 International Lease Finance Corporation Notes,
  8.125%, due 01/15/98............................      200,000         209,581
 International Lease Finance Corporation Sr.
  Notes, 7.90%, due 10/01/96......................      100,000         101,654
 Lehman Brothers Holdings, Inc. Notes, 7.625%, due
  06/15/97........................................      150,000         153,596
 Merrill Lynch & Co., Inc. Notes, 7.25%, due
  05/15/97........................................      100,000         102,233
 Pitney Bowes Credit Corporation Notes, 5.625%,
  due 02/15/97....................................      300,000         300,647
 Transamerica Finance Corporation Notes, 6.75%,
  due 08/15/97....................................      300,000         305,580
 Travelers Group Inc. Notes, 6.125%, due
  06/15/00........................................      300,000         302,686
 USL Capital Corporation Notes, 8.125%, due
  02/15/00........................................      300,000         323,862
 USLife Corporation Sr. Notes, 6.75%, due
  01/15/98........................................      300,000         305,562
 Xerox Credit Corp. Notes, 6.25%, due 01/15/96....      400,000         400,075
                                                                  -------------
                                                                     11,759,440
                                                                  -------------

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

HEALTH TECHNOLOGY (1.90%)
 American Home Products Corporation Notes, 7.70%,
  due 02/15/00....................................  $   500,000   $     535,289
 Baxter International Inc. Notes, 7.50%, due
  05/01/97........................................      150,000         153,741
 Becton, Dickinson & Co. Notes, 7.875%, due
  12/15/96........................................      150,000         153,334
 Lilly (Eli) & Company Notes, 8.125%, due
  12/01/01........................................      250,000         278,258
 Pfizer Inc. Notes, 6.50%, due 02/01/97...........      150,000         151,872
 Upjohn Company Notes, 5.875%, 04/15/00...........      200,000         200,934
 Warner-Lambert Company Notes, 6.625%, due
  09/15/02........................................      150,000         156,169
                                                                  -------------
                                                                      1,629,597
                                                                  -------------

INDUSTRIAL SERVICES (0.54%)
 WMX Technologies Inc. Notes, 4.875%, due
  06/15/96........................................      200,000         199,447
 WMX Technologies Inc. Notes, 6.375%, due
  07/01/97........................................       50,000          50,601
 WMX Technologies Inc. Sr. Notes, 8.125%, due
  02/01/98........................................      200,000         209,844
                                                                  -------------
                                                                        459,892
                                                                  -------------

NON-ENERGY MINERALS (0.12%)
 Alcan Aluminum Corporation Guaranteed Notes,
  7.25%, due 12/15/99.............................      100,000         104,815
                                                                  -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ECLIPSE FINANCIAL ASSET TRUST
BALANCED FUND
STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

PROCESS INDUSTRIES (0.61%)
 DuPont (E.I.) De Nemours & Company Notes, 8.65%,
  due 12/01/97....................................  $    50,000   $      52,933
 DuPont (E.I.) De Nemours & Company Notes, 6.00%,
  due 12/01/01....................................      200,000         201,857
 International Paper Company Med. Term Notes,
  7.80%, due 03/18/99.............................      100,000         105,803
 James River Corporation of Viriginia, 8.375%, due
  11/15/01........................................      150,000         165,672
                                                                  -------------
                                                                        526,265
                                                                  -------------

PRODUCER MANUFACTURING (1.29%)
 Dresser Industries, Inc. Senior Notes, 6.25%, due
  06/01/00........................................      600,000         609,005
 Illinois Tool Works, Inc. Notes, 5.875%, due
  03/01/00........................................      400,000         401,075
 Ingersoll-Rand Company Notes, 8.25%, due
  11/01/96........................................       50,000          51,082
 Xerox Corporation Notes, 9.20%, due 07/15/99.....       50,000          51,083
                                                                  -------------
                                                                      1,112,245
                                                                  -------------

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

RETAIL TRADE (1.92%)
 Dayton Hudson Corporation Notes, 7.50%, due
  03/01/99........................................  $   300,000   $     315,189
 Dillard Department Stores Notes, 7.375%, due
  06/15/99........................................      255,000         268,753
 Kmart Corporation Medium Term Notes, 8.50%, due
  05/09/97........................................      100,000          85,046
 Limited, Inc. (The) Notes, 8.875%, due
  08/15/99........................................      200,000         219,071
 Nordstrom Credit Inc. Medium Term Notes, 8.05%,
  due 08/28/96....................................      100,000         101,591
 Penney (J.C.) Co., Inc. Notes, 6.875%, due
  06/15/99........................................       50,000          51,770
 Sears Roebuck and Company Notes, 9.25%, due
  08/01/97........................................      100,000         105,510
 Wal-Mart Stores Inc. Notes, 5.50%, due
  09/15/97........................................      250,000         250,156
 Wal-Mart Stores Inc. Notes, 8.625%, due
  04/01/01........................................       50,000          56,198
 Woolworth Corporation Medium Term Notes, 6.50%,
  due 01/24/96....................................      200,000         200,156
                                                                  -------------
                                                                      1,653,440
                                                                  -------------

TRANSPORTATION (1.75%)
 CSX Corporation Notes, 8.25%, due 11/01/96.......      100,000         102,243
 Consolidated Rail Corporation Medium Term Notes,
  5.20%, due 02/12/96.............................      500,000         500,019

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   ECLIPSE FINANCIAL ASSET TRUST
                                                                   BALANCED FUND
                                    STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

TRANSPORTATION (CONT'D)
 Consolidated Rail Corporation Notes, 6.90%, due
  07/01/98........................................  $   200,000   $     205,993
 Kansas City Southern Industries Senior Notes,
  7.875%, due 07/01/02............................      150,000         164,731
 Union Pacific Corporation Notes, 7.375%, due
  05/15/01........................................      500,000         530,279
                                                                  -------------
                                                                      1,503,265
                                                                  -------------

UTILITIES (4.24%)
 AT&T Capital Corp. Medium Term Notes, 7.40%, due
  11/01/96........................................      150,000         152,232
 AT&T Corporation Notes, 4.50%, due 02/15/96......       50,000          49,943
 Ameritech Capital Funding Inc. (Floating Rate)
  Notes, 5.925%, due 05/12/98.....................      550,000         549,921
 Bell Atlantic-Virginia, Inc. Notes, 7.125%, due
  01/15/02........................................      300,000         317,102
 Consolidated Edison Company Series F, 5.70%, due
  10/01/98........................................      350,000         350,055
 GTE California, Inc. Notes, 6.75%, due
  12/01/97........................................       50,000          50,144
 GTE Corporation Notes, 8.85%, due 03/01/98.......       50,000          53,027

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

UTILITIES (CONT'D)
 GTE Northwest, Inc. Notes, 7.375%, due
  05/01/01........................................  $   500,000   $     530,974
 Pacific Bell Notes, 7.25%, due 07/01/02..........      300,000         318,227
 Pacific North West Bell Telephone Notes, 7.50%,
  due 12/01/96....................................      300,000         304,900
 Public Service Electric & Gas Notes, 6.00%, due
  01/01/98........................................      100,000         100,469
 Sonat, Inc. Notes, 9.00%, due 05/01/01...........       50,000          56,448
 Southern California Edison Company Notes, 5.90%,
  due 01/15/97....................................       50,000          50,112
 Southern California Edison Company Notes, 5.875%,
  due 02/01/98....................................      300,000         300,774
 Southern California Edison Company Notes, 6.50%,
  due 06/01/01....................................      200,000         204,720
 Southwestern Bell Telephone Notes, 8.30%, due
  06/01/96........................................      250,000         252,601
                                                                  -------------
                                                                      3,641,649
                                                                  -------------
 Total U.S. Corporate Bonds
  (Cost $28,683,749)..............................                $  29,494,788
                                                                  -------------

                              YANKEE BONDS (0.35%)

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

NON-ENERGY MINERALS (0.12%)
 Alcan Aluminum Ltd. Notes, 8.20%, due 09/01/96...  $   100,000   $     101,727
                                                                  -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ECLIPSE FINANCIAL ASSET TRUST
BALANCED FUND
STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

PROCESS INDUSTRIES (0.23%)
 Dow Capital B.V. Notes, 8.25%, due 02/15/96......  $   100,000   $     100,266
 Dow Capital B.V. Notes, 5.75%, due 09/15/97......      100,000          99,919
                                                                  -------------
                                                                        200,185
                                                                  -------------
 Total Yankee Bonds
  Cost ($307,194).................................                $     301,912
                                                                  -------------

                  UNITED STATES GOVERNMENT OBLIGATIONS (3.64%)

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)
 United States Treasury Note, 6.375%, due
  01/15/00........................................  $   500,000   $     518,593
 United States Treasury Note, 5.50%, due
  04/15/00........................................      500,000         503,750
 United States Treasury Note, 5.875%, due
  02/15/04........................................      500,000         510,155

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)
 United States Treasury Note, 6.50%, due
  05/15/05........................................  $ 1,500,000   $   1,598,438
                                                                  -------------
 Total United States Government Obligations
  (Cost $2,980,532)...............................                $   3,130,936
                                                                  -------------

                         Short-term Investments (4.71%)

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

REPURCHASE AGREEMENTS (4.71%)
 State Street Bank and Trust Co., 4.25%, due
  01/02/96 (Collateralized by $3,105,000 U.S.
  Treasury Notes, 8.75%, due 05/15/17)............  $ 4,046,671   $   4,046,671
                                                                  -------------

                                                                      VALUE
                                                                    (NOTE 1)
 Total Short-Term Investments
  (Cost $4,046,671)...............................                $   4,046,671
                                                                  -------------

--------------------------------------------------------------------------------

 Total Investments
  (102.74%)
  (Cost $81,567,444+).....             $88,276,538
 Liabilities in Excess of
  Cash and Other Assets
  (-2.74%)................              (2,354,336)
                                       -----------
 Net Assets (100.00%)
  4,173,768 shares
  outstanding (Note 3)....             $85,922,202
                                       -----------
                                       -----------
 Net Asset Value, offering
  and redemption price per
  share...................                  $20.59
                                       -----------
                                       -----------

+ The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $7,289,156 and $580,062, respectively.

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   ECLIPSE FINANCIAL ASSET TRUST
                                                          GROWTH AND INCOME FUND
                                    STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                             COMMON STOCKS (96.27%)

                                                                  VALUE
                                                      SHARES    (NOTE 1)

COMMERCIAL SERVICES (6.80%)
 Alco Standard Corporation........................     2,400   $   109,500
 Rykoff-Sexton, Inc...............................     4,400        77,000
 Supervalu, Inc...................................     5,800       182,700
 Sysco Corporation................................     5,300       172,250
                                                               -----------
                                                                   541,450
                                                               -----------

CONSUMER DURABLES (3.76%)
 Honda Motor Co., Ltd.............................     5,900       247,800
 Volvo AB, ADR....................................     2,500        51,484
                                                               -----------
                                                                   299,284
                                                               -----------

CONSUMER NON-DURABLES (3.72%)
 ConAgra, Inc.....................................     3,000       123,750
 IBP, Inc.........................................     2,300       116,150
 Universal Corporation............................     2,300        56,062
                                                               -----------
                                                                   295,962
                                                               -----------

ELECTRONIC TECHNOLOGY (13.00%)
 Avnet Inc........................................     1,700        76,075
 Dell Computer Corporation*.......................     2,200        76,175
 Digital Equipment Corporation*...................     3,600       230,850
 Gateway 2000, Inc.*..............................     5,500       134,750
 Philips Electronics N.V..........................     2,800       100,450
 Polaroid Corporation.............................     3,400       161,075
 SCI Systems, Inc.*...............................     1,500        46,500
 United Technologies Corporation..................     2,200       208,725
                                                               -----------
                                                                 1,034,600
                                                               -----------

ENERGY MINERALS (3.31%)
 Kerr-McGee Corporation...........................     1,100        69,850
 Sun Company, Inc.................................     5,000       136,875
 USX-Marathon Group...............................     2,900        56,550
                                                               -----------
                                                                   263,275
                                                               -----------

                                                                  VALUE
                                                      SHARES    (NOTE 1)

FINANCE (3.17%)
 Bear Stearns Companies Inc. (The)................     2,500   $    49,688
 Great Western Financial Corporation..............     2,000        51,000
 SouthTrust Corporation...........................     2,000        51,250
 USF&G Corporation................................     2,900        48,937
 Washington Mutual, Inc...........................     1,800        51,975
                                                               -----------
                                                                   252,850
                                                               -----------

HEALTH SERVICES (5.37%)
 Bergen Brunswig Corporation Class A..............     3,600        89,550
 Cardinal Health, Inc.............................     3,400       186,150
 McKesson Corporation.............................     3,000       151,875
                                                               -----------
                                                                   427,575
                                                               -----------

INDUSTRIAL SERVICES (3.07%)
 Fluor Corporation................................     3,700       244,200
                                                               -----------

NON-ENERGY MINERALS (0.63%)
 Manville Corporation*............................     3,800        49,875
                                                               -----------

PROCESS INDUSTRIES (3.11%)
 Union Carbide Corporation........................     6,600       247,500
                                                               -----------

PRODUCER MANUFACTURING (7.24%)
 Canadian Pacific, Ltd............................     1,800        32,625
 Cummins Engine Company, Inc......................     6,000       222,000
 Johnson Controls, Inc............................     3,500       240,625
 Lear Seating Corporation*........................     2,800        81,200
                                                               -----------
                                                                   576,450
                                                               -----------

RETAIL TRADE (16.56%)
 American Stores Co...............................     2,400        64,200
 Eckerd Corporation*..............................     1,900        84,788
 Food Lion, Inc. Class A..........................    10,000        57,188
 Giant Food Inc. Class A..........................     3,000        94,500

--------------------------------------------------------*Non-Income Producing.

--------------------------------------------------------------------------------
ECLIPSE FINANCIAL ASSET TRUST
GROWTH AND INCOME FUND
STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                  VALUE
                                                      SHARES    (NOTE 1)

RETAIL TRADE (CONT'D)
 Kroger Company (The)*............................     6,600   $   247,500
 Rite Aid Corporation.............................     3,000       102,750
 Safeway, Inc.*...................................     2,800       144,200
 Smith's Food & Drug Centers, Inc.................     3,400        85,850
 Vons Companies, Inc.*............................     2,600        73,450
 Walgreen Company.................................     6,000       179,250
 Winn-Dixie Stores, Inc...........................     5,000       184,375
                                                               -----------
                                                                 1,318,051
                                                               -----------

TECHNOLOGY SERVICES (1.84%)
 Arrow Electronics, Inc.*.........................     3,400       146,625
                                                               -----------

TRANSPORTATION (5.12%)
 Federal Express Corporation*.....................     1,900       140,363
 KLM Royal Dutch Airlines, ADR....................     6,000       211,500
 Northwest Airlines Corporation*..................     1,100        56,100
                                                               -----------
                                                                   407,963
                                                               -----------

                                                                  VALUE
                                                      SHARES    (NOTE 1)

UTILITIES (19.57%)
 Allegheny Power System, Inc......................     2,600   $    74,425
 Central & South West Corporation.................     4,300       119,862
 Columbia Gas System, Inc. (The)*.................     4,100       179,888
 Detroit Edison Company...........................     4,800       165,600
 FPL Group, Inc...................................     2,700       125,213
 Illinova Corporation.............................     5,700       171,000
 Korea Electric Power Corporation, ADR............     2,000        53,500
 Ohio Edison Company..............................     3,600        84,600
 Pinnacle West Capital Corporation................     5,900       169,625
 Public Service Company of Colorado...............     3,400       120,275
 SCEcorp..........................................     7,500       133,125
 Unicom Corporation...............................     4,900       160,475
                                                               -----------
                                                                 1,557,588
                                                               -----------
 Total Common Stocks
  (Cost $6,822,515)...............................             $ 7,663,248
                                                               -----------

--------------------------------------------------------*Non-Income Producing.

--------------------------------------------------------------------------------
                                                   ECLIPSE FINANCIAL ASSET TRUST
                                                          GROWTH AND INCOME FUND
                                    STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                         SHORT-TERM INVESTMENTS (7.10%)

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

REPURCHASE AGREEMENTS (7.10%)
 State Street Bank and Trust Company, 4.25%, due
  01/02/96 (collateralized by $435,000 U.S.
  Treasury Bonds, 8.75%, due 05/15/17)............  $   565,192   $     565,192
                                                                  -------------
 Total Short-Term Investments (Cost $565,192).....                $     565,192
                                                                  -------------

--------------------------------------------------------------------------------

 Total Investments (103.37%)
  (Cost $7,387,707+)..............................              $ 8,228,440
 Liabilities in Excess of Cash and Other Assets
  (-3.37%)........................................                 (268,000)
                                                                -----------
 Net Assets (100.00%) 646,426 shares outstanding
  (Note 3)........................................              $ 7,960,440
                                                                -----------
                                                                -----------
 Net Asset Value, offering and redemption price
  per share.......................................                   $12.31
                                                                -----------
                                                                -----------

+ Aggregate cost for federal income tax purposes is $7,387,950. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $965,984 and $125,494, respectively.

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ECLIPSE FINANCIAL ASSET TRUST
EQUITY FUND
STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                             COMMON STOCKS (96.95%)

                                                                    VALUE
                                                       SHARES      (NOTE 1)

COMMERCIAL SERVICES (11.15%)
 ABM Industries Inc...............................       38,100   $   1,057,275
 ADIA S.A. ADR*...................................       51,900       1,050,975
 Advo, Inc........................................       42,200       1,097,200
 Alco Standard Corporation........................        7,600         346,750
 Bearings, Inc....................................        4,000         117,000
 CompuCom Systems, Inc.*..........................       20,900         198,550
 Computer Task Group, Inc.........................       25,900         511,525
 Hughes Supply, Inc...............................       41,700       1,178,025
 JP Foodservice, Inc.*............................       27,800         542,100
 Jacobs Engineering Group Inc.*...................       16,600         415,000
 Kelly Services, Inc. Class A.....................       36,800       1,021,200
 Norrell Corporation..............................       34,000         998,750
 Performance Food Group Company*..................       42,500       1,009,375
 Rexel, Inc.*.....................................       25,400         342,900
 Richfood Holdings, Inc...........................      139,064       3,719,962
 Sun Distributors L.P. Class B....................       54,300         271,500
 Super Food Services, Inc.........................       19,200         249,600
 Supervalu, Inc...................................       33,000       1,039,500
 Sysco Corporation................................       21,300         692,250
 UniFirst Corporation.............................       52,600         946,800
 United Stationers Inc............................       10,000         277,500
 Volt Information Sciences, Inc.*.................       54,600       1,487,850
 Wackenhut Corporation Class A....................       50,800         914,400
                                                                  -------------
                                                                     19,485,987
                                                                  -------------

CONSUMER DURABLES (9.30%)
 Anthony Industries, Inc..........................       66,741       1,535,043
 Champion Enterprises, Inc.*......................      114,700       3,541,362

                                                                    VALUE
                                                       SHARES      (NOTE 1)

CONSUMER DURABLES (CONT'D)
 First Brands Corporation.........................       23,200   $   1,104,900
 Honda Motor Co., Ltd.............................       32,000       1,344,000
 M.D.C. Holdings, Inc.............................      144,400       1,028,850
 Polaris Industries, Inc..........................       29,250         859,219
 Redman Industries, Inc.*.........................      119,200       4,023,000
 Toro Company (The)...............................       66,800       2,196,050
 Volvo AB, ADR....................................       12,400         255,363
 Windmere Corporation.............................       49,800         354,825
                                                                  -------------
                                                                     16,242,612
                                                                  -------------

CONSUMER NON-DURABLES (3.43%)
 Block Drug Company, Inc. Class A.................       19,673         683,637
 ConAgra, Inc.....................................       25,600       1,056,000
 IBP, Inc.........................................       34,800       1,757,400
 International Multifoods Corporation.............       46,500         935,812
 Interstate Bakeries Corporation..................       58,100       1,299,988
 Whitman Corporation..............................       11,000         255,750
                                                                  -------------
                                                                      5,988,587
                                                                  -------------

CONSUMER SERVICES (3.99%)
 AMC Entertainment Inc.*..........................       42,000         981,750
 Aaron Rents, Inc. Class B........................       72,900       1,312,200
 Buffets, Inc.*...................................       82,500       1,134,375
 Consolidated Products, Inc.*.....................       53,460         788,535
 DAKA International, Inc.*........................       31,500         866,250
 NPC International, Inc. Class A..................       55,600         403,100
 Roto-Rooter, Inc.................................       10,800         356,400
 Ryan's Family Steak Houses, Inc.*................      162,200       1,135,400
                                                                  -------------
                                                                      6,978,010
                                                                  -------------

--------------------------------------------------------*Non-Income Producing.

--------------------------------------------------------------------------------
                                                   ECLIPSE FINANCIAL ASSET TRUST
                                                                     EQUITY FUND
                                    STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                      VALUE
                                                         SHARES     (NOTE 1)

ELECTRONIC TECHNOLOGY (8.23%)
 Avnet Inc........................................      8,700   $      389,325
 Dell Computer Corporation*.......................      8,600          297,775
 Digital Equipment Corporation*...................     13,500          865,688
 Esterline Technologies Corporation*..............     48,200        1,138,725
 Gateway 2000, Inc.*..............................     33,500          820,750
 HADCO Corporation*...............................     50,600        1,423,125
 Lockheed Martin Corporation......................      6,700          529,300
 Logicon, Inc.....................................      2,200           60,500
 Micron Electronics, Inc.*........................     37,100          398,825
 Park Electrochemical Corporation.................     54,200        1,788,600
 Polaroid Corporation.............................     19,500          923,812
 Quantum Corporation*.............................     42,800          690,150
 SCI Systems, Inc.*...............................     68,900        2,135,900
 United Technologies Corporation..................      8,900          844,388
 Western Digital Corporation*.....................    115,800        2,069,925
                                                                --------------
                                                                    14,376,788
                                                                --------------

ENERGY MINERALS (2.11%)
 EOTT Energy Partners, L.P........................      5,600          102,200
 Getty Petroleum Corporation......................     33,400          450,900
 KCS Energy, Inc..................................     50,800          762,000
 Kerr-McGee Corporation...........................      7,500          476,250
 Tesoro Petroleum Corporation*....................     78,900          680,512
 Tosco Corporation................................     24,100          918,813
 USX-Marathon Group...............................     15,300          298,350
                                                                --------------
                                                                     3,689,025
                                                                --------------

                                                                    VALUE
                                                       SHARES      (NOTE 1)

FINANCE (4.40%)
 American Annuity Group, Inc......................     22,900   $      271,938
 American Federal Bank, FSB.......................     17,200          262,300
 BankAtlantic Bancorp, Inc........................     13,500          253,125
 Bear Stearns Companies Inc. (The)................     25,000          496,875
 California Federal Bank, FSB*....................     15,800          248,850
 City National Corporation........................     18,500          259,000
 Comdisco, Inc....................................     11,000          248,875
 Firstbank Puerto Rico............................      4,800          107,400
 Gainsco, Inc.....................................     48,600          552,825
 Glendale Federal Bank, FSB*......................     14,800          259,000
 Great Western Financial Corporation..............     19,600          499,800
 Independent Bank Corporation.....................     13,600          100,300
 Morgan Keegan, Inc...............................     19,800          249,975
 National City Corporation........................     15,400          510,125
 People's Bank....................................     13,200          250,800
 Peoples Heritage Financial Group, Inc............      4,700          106,925
 Presidential Life Corporation....................     25,000          246,875
 Quick & Reilly Group (The), Inc..................     10,900          223,450
 Reliance Group Holdings, Inc.....................     29,800          257,025
 Riggs National Corporation*......................     17,900          232,700
 SouthTrust Corporation...........................     19,600          502,250
 United Insurance Companies, Inc.*................     28,600          539,825
 USF&G Corporation................................     29,200          492,750
 Washington Mutual, Inc...........................     17,800          513,975
                                                                --------------
                                                                     7,686,963
                                                                --------------

--------------------------------------------------------*Non-Income Producing.

--------------------------------------------------------------------------------
ECLIPSE FINANCIAL ASSET TRUST
EQUITY FUND
STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                    VALUE
                                                       SHARES      (NOTE 1)

HEALTH SERVICES (6.55%)
 Bergen Brunswig Corporation Class A..............     96,000   $    2,388,000
 Bindley Western Industries, Inc..................    122,500        2,082,500
 Coventry Corporation*............................     52,200        1,076,625
 FHP International Corporation*...................     37,600        1,071,600
 Foxmeyer Health Corporation*.....................     62,700        1,677,225
 Health Systems International, Inc.*..............      2,400           77,100
 McKesson Corporation.............................     13,700          693,562
 Owens & Minor, Inc...............................      7,800           99,450
 Physicians Health Services Inc. Class A*.........     37,000        1,369,000
 United Wisconsin Services, Inc...................     41,500          913,000
                                                                --------------
                                                                    11,448,062
                                                                --------------

NON-ENERGY MINERALS (2.41%)
 Castle (A.M.) & Company..........................     58,050        1,632,656
 J & L Specialty Steel, Inc.......................     62,500        1,171,875
 Manville Corporation*............................     19,200          252,000
 Roanoke Electric Steel Corporation...............     15,300          254,363
 Universal Forest Products, Inc...................     97,500          901,875
                                                                --------------
                                                                     4,212,769
                                                                --------------

PROCESS INDUSTRIES (3.42%)
 AEP Industries, Inc.*............................     34,100          750,200
 Darling International Inc.*......................     38,100        1,023,938
 Geon Company (The)...............................     32,600          794,625
 Material Sciences Corporation*...................     39,000          580,125
 Mercer International Inc.*.......................     12,000          246,000

                                                                    VALUE
                                                       SHARES      (NOTE 1)

PROCESS INDUSTRIES (CONT'D)
 Shiloh Industries, Inc.*.........................     20,200   $      251,237
 Spartech Corporation.............................     33,800          236,600
 Springs Industries, Inc. Class A.................     21,500          889,563
 Union Carbide Corporation........................     13,100          491,250
 United Dominion Industries Ltd...................     33,000          713,625
                                                                --------------
                                                                     5,977,163
                                                                --------------

PRODUCER MANUFACTURING (6.85%)
 Allied Products Corporation......................     12,200          292,800
 Avondale Industries Inc.*........................     16,200          234,900
 Butler Manufacturing Company.....................     39,250        1,540,562
 Canadian Pacific, Ltd............................     28,000          507,500
 Citation Corporation*............................     57,600          691,200
 Cummins Engine Company, Inc......................     20,200          747,400
 Franklin Electric Company, Inc...................      6,200          204,600
 Griffon Corporation*.............................    103,000          927,000
 HON INDUSTRIES Inc...............................     24,600          571,950
 Jason Inc.*......................................     36,500          237,250
 Johnson Controls, Inc............................     14,000          962,500
 Larizza Industries Inc.*.........................     22,100          142,269
 Lear Seating Corporation*........................     82,100        2,380,900
 Oshkosh Truck Corporation Class B................      6,800          103,700
 Sterling Chemicals, Inc.*........................     40,000          325,000
 Titan Wheel International Inc....................     14,400          234,000
 Tower Automotive, Inc.*..........................     10,000          175,000
 Tredegar Industries, Inc.........................     25,500          828,750
 UNR Industries, Inc..............................     28,400          244,950
 Varlen Corporation...............................     28,340          609,310
                                                                --------------
                                                                    11,961,541
                                                                --------------

--------------------------------------------------------*Non-Income Producing.

--------------------------------------------------------------------------------
                                                   ECLIPSE FINANCIAL ASSET TRUST
                                                                     EQUITY FUND
                                    STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                    VALUE
                                                       SHARES      (NOTE 1)

RETAIL TRADE (15.20%)
 American Stores Co...............................     12,200   $      326,350
 Ben Franklin Retail Stores, Inc.*................     10,450           28,738
 Big B, Inc.......................................     60,000          600,000
 Borders Group, Inc.*.............................      6,300          116,550
 Carr Gottstein Foods Co.*........................     18,600          106,950
 Casey's General Stores, Inc......................     59,600        1,303,750
 Claire's Stores, Inc.............................     64,800        1,142,100
 CompUSA, Inc.*...................................     34,200        1,064,475
 Eckerd Corporation*..............................     25,400        1,133,475
 Fabri-Centers of America, Inc. Class B*..........     42,500          456,875
 Fay's Inc........................................     29,700          222,750
 Food Lion, Inc. Class A..........................     79,000          451,785
 Genovese Drug Stores Class A.....................     98,505        1,108,181
 Giant Food Inc. Class A..........................      3,000           94,500
 Goody's Family Clothing, Inc.*...................     11,900          104,125
 Hannaford Bros. Company..........................     73,900        1,819,787
 Kroger Company (The)*............................     29,200        1,095,000
 Longs Drug Stores Corporation....................     25,200        1,206,450
 Petco Animal Supplies, Inc.*.....................     34,800        1,017,900
 Regis Corporation................................    111,200        2,668,800
 Rex Stores Corporation*..........................     24,700          438,425
 Rite Aid Corporation.............................     30,700        1,051,475
 Ross Stores, Inc.................................     12,600          240,975
 Ruddick Corporation..............................     84,000          966,000
 Safeway, Inc.*...................................     15,300          787,950
 Service Merchandise Company, Inc.*...............     83,400          417,000
 Shopko Stores, Inc...............................     44,200          497,250
 Smart & Final, Inc...............................      1,200           25,500
 Smith's Food & Drug Centers, Inc.................     35,700          901,425
 Sportmart, Inc.*.................................     14,700           69,825

                                                                    VALUE
                                                       SHARES      (NOTE 1)

RETAIL TRADE (CONT'D)
 Stop & Shop Companies, Inc.*.....................     36,400   $      841,750
 Vons Companies, Inc.*............................     83,000        2,344,750
 Walgreen Company.................................     26,400          788,700
 Winn-Dixie Stores, Inc...........................     30,000        1,106,250
                                                                --------------
                                                                    26,545,816
                                                                --------------

TECHNOLOGY SERVICES (4.70%)
 Arrow Electronics, Inc.*.........................     38,200        1,647,375
 Bell Industries, Inc.*...........................     46,095        1,037,138
 Control Data Systems, Inc.*......................     85,100        1,670,087
 Kaman Corporation Class A........................     84,200          936,725
 Safeguard Scientifics, Inc.*.....................     59,100        2,925,450
                                                                --------------
                                                                     8,216,775
                                                                --------------

TRANSPORTATION (4.03%)
 Air Express International Corporation............     77,550        1,783,650
 American Medical Response, Inc.*.................     25,400          825,500
 American President Companies, Ltd................     40,800          938,400
 Amtran, Inc.*....................................     20,000          255,000
 Federal Express Corporation*.....................     10,000          738,750
 Harper Group, Inc.(The)..........................     39,500          701,125
 KLM Royal Dutch Airlines, ADR....................     23,800          838,950
 Landstar System, Inc.*...........................      6,000          160,500
 Northwest Airlines Corporation*..................      5,200          265,200
 Old Dominion Freight Line, Inc.*.................     39,600          316,800
 WorldCorp, Inc.*.................................     22,500          225,000
                                                                --------------
                                                                     7,048,875
                                                                --------------

--------------------------------------------------------*Non-Income Producing.

--------------------------------------------------------------------------------
ECLIPSE FINANCIAL ASSET TRUST
EQUITY FUND
STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                    VALUE
                                                       SHARES      (NOTE 1)

UTILITIES (11.18%)
 Allegheny Power System, Inc......................     29,300   $      838,713
 American Electric Power Company, Inc.............     18,000          729,000
 CMS Energy Corporation...........................     34,500        1,030,687
 Carolina Power & Light Company...................     29,500        1,017,750
 Central & South West Corporation.................     28,600          797,225
 Coastal Corporation (The)........................     25,200          938,700
 Columbia Gas System, Inc. (The)*.................     19,900          873,113
 DQE..............................................     29,300          900,975
 Destec Energy, Inc.*.............................     85,000        1,168,750
 Detroit Edison Company...........................     29,200        1,007,400
 FPL Group, Inc...................................     22,300        1,034,162
 Illinova Corporation.............................     35,800        1,074,000
 Jabil Circuit, Inc.*.............................      6,700           75,375
 Korea Electric Power Corporation, ADR............     19,600          524,300

                                                                    VALUE
                                                       SHARES      (NOTE 1)

UTILITIES (CONT'D)
 New York State Electric & Gas Corporation........     28,300   $      732,263
 Ohio Edison Company..............................     40,300          947,050
 Pacific Gas & Electric Company...................     27,500          780,312
 Pinnacle West Capital Corporation................     25,100          721,625
 Public Service Company of Colorado...............     22,500          795,937
 SCEcorp..........................................     46,700          828,925
 Tejas Gas Corporation*...........................     16,000          846,000
 Unicom Corporation...............................     30,300          992,325
 Western Resources, Inc...........................     26,000          867,750
                                                                --------------
                                                                    19,522,337
                                                                --------------
 Total Common Stocks
  (Cost $138,122,889).............................              $  169,381,310
                                                                --------------

                                WARRANTS (0.03%)

                                                                      VALUE
                                                      SHARES        (NOTE 1)
 Unitrode Corporation*............................       11,535   $      43,256
                                                                  -------------

                                                                      VALUE
                                                                    (NOTE 1)
 Total Warrants
  (Cost $0).......................................                $      43,256
                                                                  -------------

                         SHORT-TERM INVESTMENTS (4.79%)

                                                       FACE           VALUE
                                                      AMOUNT        (NOTE 1)

REPURCHASE AGREEMENTS (4.79%)
 State Street Bank and Trust Company 4.25%, due
  01/02/96 (Collateralized by $6,425,000 U.S.
  Treasury Bonds, 8.75%, due 05/15/17)............   $8,373,783   $   8,373,783
                                                                  -------------

                                                                      VALUE
                                                                    (NOTE 1)
 Total Short-Term Investments
  (Cost $8,373,783)...............................                $   8,373,783
                                                                  -------------

--------------------------------------------------------*Non-Income Producing.

--------------------------------------------------------------------------------
                                                   ECLIPSE FINANCIAL ASSET TRUST
                                                                     EQUITY FUND
                                    STATEMENT OF NET ASSETS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                      VALUE
                                                                    (NOTE 1)
 Total Investments (101.77%) (Cost
  $146,496,672+)..................................                $ 177,798,349
 Liabilities in Excess of Cash and Other Assets
  (-1.77%)........................................                   (3,093,170)
                                                                  -------------
 Net Assets (100.00%) 12,880,921 shares
  outstanding (Note 3)............................                $ 174,705,179
                                                                  -------------
                                                                  -------------

                                                                      VALUE
                                                                    (NOTE 1)
 Net Asset Value, offering and redemption price
  per share.......................................                       $13.56
                                                                  -------------
                                                                  -------------

 + The  cost stated  also represents the  aggregate cost for  federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $34,479,361 and $3,177,684, respectively.

   See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ECLIPSE FINANCIAL ASSET TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                           ULTRA SHORT
                                               TERM             BALANCED         GROWTH AND           EQUITY
                                           INCOME FUND            FUND           INCOME FUND           FUND
                                          --------------     --------------     -------------     --------------

INVESTMENT INCOME
Income:
  Interest..............................        $177,846       $  1,495,957       $   15,979        $    488,594
  Dividends (a).........................        --                  793,627           97,114           2,468,351
                                          --------------     --------------     -------------     --------------
    Total income........................        177,846           2,289,584          113,093           2,956,945
                                          --------------     --------------     -------------     --------------
Expenses (Note 2):
  Management Fee........................         10,021             414,448           41,173           1,860,540
  Custodian and related shareholder
    expenses............................         16,318             108,481           25,358             144,467
  Legal, compliance and filing fees.....         12,846              32,378           13,932              72,072
  Audit and accounting..................          5,500              11,501            5,500              21,999
  Trustees' fees........................            156               2,724              209              11,834
  Other.................................          2,567               9,488            2,817              13,795
                                          --------------     --------------     -------------     --------------
    Total expenses before
      reimbursement.....................         47,408             579,020           88,989           2,124,707
  Fees paid indirectly..................         (1,189)             (4,331)          (4,404)               (571)
  Expense reimbursement from Advisor....        (41,811)           (160,241)         (43,412)           --
                                          --------------     --------------     -------------     --------------
    Net expenses........................          4,408             414,448           41,173           2,124,136
                                          --------------     --------------     -------------     --------------
Net investment income...................        173,438           1,875,136           71,920             832,809
                                          --------------     --------------     -------------     --------------
--------------------------------------

 REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS -
-
--------------------------------------
Net realized gain on investments........            230           2,248,284          165,914           6,400,213
Change in unrealized appreciation of
 investments............................          9,299           6,046,085          840,733          26,485,424
                                          --------------     --------------     -------------     --------------
  Net gain on investments...............          9,529           8,294,369        1,006,647          32,885,637
                                          --------------     --------------     -------------     --------------
Increase in net assets from
 operations.............................        $182,967       $ 10,169,505       $1,078,567        $ 33,718,446
                                          --------------     --------------     -------------     --------------
                                          --------------     --------------     -------------     --------------

(a) Dividends recorded net of foreign withholding taxes of $0, $1,237, $121 and $3,221, respectively.

See notes to financial statements.

---------------------------------------------------------

--------------------------------------------------------------------------------

                                                   ECLIPSE FINANCIAL ASSET TRUST
                                             STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                     ULTRA SHORT TERM
                                                                       INCOME FUND                      BALANCED FUND
                                                             --------------------------------  --------------------------------
                                                               YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                                              DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                  1995             1994*            1995             1994
                                                             ---------------  ---------------  ---------------  ---------------


INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income....................................   $     173,438    $          44    $   1,875,136    $     820,345
  Net realized gain on investments.........................             230         --              2,248,284          473,376
  Change in unrealized appreciation of
    investments............................................           9,299         --              6,046,085       (1,350,226)
                                                             ---------------  ---------------  ---------------  ---------------
  Increase (decrease) in net assets from
    operations.............................................         182,967               44       10,169,505          (56,505)
                                                             ---------------  ---------------  ---------------  ---------------
Distributions to shareholders from:
  Net investment income....................................        (169,141)        --             (1,877,538)        (819,017)
  Net realized gains on investments........................        --               --             (2,248,136)        (473,376)
                                                             ---------------  ---------------  ---------------  ---------------
    Total distributions to shareholders....................        (169,141)        --             (4,125,674)      (1,292,393)
                                                             ---------------  ---------------  ---------------  ---------------
Transactions in shares of beneficial interest
 (Note 3)..................................................       3,975,264          621,350       52,175,819        7,361,085
                                                             ---------------  ---------------  ---------------  ---------------
    Total increase.........................................       3,989,090          621,394       58,219,650        6,012,187
Net Assets:
  Beginning of period......................................         621,394         --             27,702,552       21,690,365
                                                             ---------------  ---------------  ---------------  ---------------
  End of period (including undistributed net investment
    income of $4,341, $44, $353 and $2,755,
    respectively)..........................................   $   4,610,484    $     621,394    $  85,922,202    $  27,702,552
                                                             ---------------  ---------------  ---------------  ---------------
                                                             ---------------  ---------------  ---------------  ---------------

* Commenced operations on December 27, 1994.

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ECLIPSE FINANCIAL ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                GROWTH AND INCOME FUND                   EQUITY FUND
                                                           ---------------------------------  ----------------------------------
                                                             YEAR ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED
                                                            DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                1995             1994*              1995              1994
                                                           ---------------  ----------------  ----------------  ----------------


INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)...........................   $      71,920     $         (2)   $        832,809  $        413,885
  Net realized gain on investments.......................         165,914          --                6,400,213        13,339,329
  Change in unrealized appreciation of
    investments..........................................         840,733          --               26,485,424       (23,395,147)
                                                           ---------------  ----------------  ----------------  ----------------
  Increase (decrease) in net assets from
    operations...........................................       1,078,567               (2)         33,718,446        (9,641,933)
                                                           ---------------  ----------------  ----------------  ----------------
Distributions to shareholders from:
  Net investment income..................................         (66,641)         --                 (829,705)         (413,663)
  Net realized gains on investments......................        (165,914)         --               (6,388,563)      (13,339,329)
  In excess of realized gains on investments.............            (216)         --                --                   (6,248)
                                                           ---------------  ----------------  ----------------  ----------------
    Total distributions to shareholders..................        (232,771)         --               (7,218,268)      (13,759,240)
                                                           ---------------  ----------------  ----------------  ----------------
Transactions in shares of beneficial interest
 (Note 3)................................................       6,799,365          315,281         (46,902,152)       21,402,251
                                                           ---------------  ----------------  ----------------  ----------------
    Total increase (decrease)............................       7,645,161          315,279         (20,401,974)       (1,998,922)
Net Assets:
  Beginning of period....................................         315,279          --              195,107,153       197,106,075
                                                           ---------------  ----------------  ----------------  ----------------
  End of period (including undistributed net investment
    income of $5,277, ($2), $4,485 and $1,381,
    respectively)........................................   $   7,960,440     $    315,279    $    174,705,179  $    195,107,153
                                                           ---------------  ----------------  ----------------  ----------------
                                                           ---------------  ----------------  ----------------  ----------------

* Commenced operations on December 27, 1994.

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   ECLIPSE FINANCIAL ASSET TRUST
                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Eclipse Financial Asset Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, is a no-load, diversified, open-end management investment company. The Trust currently has four investment portfolios, the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund and the Equity Fund. The investment objective of the Ultra Short Term Income Fund is to seek a high total return consisting of current income, preservation of capital, and a relatively stable net asset value. The Balanced Fund seeks a high total return from a combination of equity and fixed-income investments. The Growth and Income Fund seeks a high total return consisting of both current income and realized and unrealized capital gains from equity securities and equity-related securities. The investment objective of the Equity Fund is to seek a high total return from equity investments. The financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

  a) Valuation of Securities

     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in such a manner as the Board of Trustees in good faith deems appropriate to reflect their fair market value.

  b) Federal Income Taxes

     It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

  c) Organization Expenses

     Costs incurred with the initial organization and registration of the Ultra Short Term Income Fund and the Growth and Income Fund are estimated to be approximately $26,200 for each Fund. Each Fund will amortize its respective organization expenses over the period commencing when the Fund's asset size reaches $25 million to December 26, 1999.

  d) Dividends and Distributions to Shareholders

     Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income will be declared and paid quarterly for the Ultra Short Term Income Fund and the Balanced Fund, and annually for the Growth and Income Fund and the Equity Fund. Distributions from net realized gains and income distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of wash sales.

  e) Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ECLIPSE FINANCIAL ASSET TRUST
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
     increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  f) General

     Securities transactions are recorded on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

2. INVESTMENT MANAGEMENT FEES AND
  OTHER TRANSACTIONS WITH AFFILIATES

Under the Management Contract, the Trust pays a management fee to Towneley Capital Management, Inc. (Manager) equal to an annual rate of the average daily net assets of .40%, .80%, .90% and 1.00% for the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund and the Equity Fund, respectively. The Manager is required to reimburse each Fund for its expenses (exclusive of interest, taxes, brokerage, allowable distribution expenses, and extraordinary expenses) to the extent that such expenses, including the management fee, for any fiscal year exceed 2.5% of the first $30 million of the Fund's average net assets, 2% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million. No such reimbursement was required for the year ended December 31, 1995. For the year ended December 31, 1995, the Manager voluntarily waived fees for the Ultra Short Term Income Fund, the Balanced Fund and the Growth and Income Fund of $10,021, $160,241 and $41,173, respectively. In addition the Manager reimbursed expenses of $31,790 for the Ultra Short Term Income Fund and $2,239 for the Growth and Income Fund.

Fees are paid to Trustees who are unaffiliated with the Manager on the basis of $2,000 per annum plus $750 per meeting attended.

Included in the statement of operations under the caption "Custodian and related shareholder expenses" are custodian fee offsets of $1,189, $4,331, $4,404 and $571 for the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund and the Equity Fund, respectively.

---------------------------------------------------------

--------------------------------------------------------------------------------

                                                   ECLIPSE FINANCIAL ASSET TRUST
                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES
   OF BENEFICIAL INTEREST

At December 31, 1995, the Trust had an unlimited authorized number of shares of beneficial interest ($.01 par value). Capital paid in amounted to $4,596,614, $79,212,607, $7,114,646 and $143,399,017 for the Ultra Short Term Income Fund,
the Balanced Fund, the Growth and Income Fund and the Equity Fund. Transactions were as follows:

-----------------------------------------------------------------------------------------------------
                                                                                            BALANCED FUND
                                      ULTRA SHORT TERM INCOME FUND        --------------------------------------------------
                                ----------------------------------------

                                     YEAR ENDED          PERIOD ENDED            YEAR ENDED                YEAR ENDED
                                  DECEMBER 31, 1995    DECEMBER 31, 1994     DECEMBER 31, 1995         DECEMBER 31, 1994
                                ---------------------  -----------------  ------------------------  ------------------------

                                 SHARES      AMOUNT    SHARES    AMOUNT     SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold..........................  2,141,483  $4,361,299  310,675  $621,350   2,895,766  $ 57,764,393     501,006  $  9,339,173
Issued on reinvestment of
 dividends....................     83,063     169,028    --        --        198,878     4,040,631      69,574     1,250,599
Redeemed......................   (272,844)   (555,063)   --        --       (480,370)   (9,629,205)   (175,210)   (3,228,687)
                                ---------  ----------  -------  --------  ----------  ------------  ----------  ------------
Net increase..................  1,951,702  $3,975,264  310,675  $621,350   2,614,274  $ 52,175,819     395,370  $  7,361,085
                                ---------  ----------  -------  --------  ----------  ------------  ----------  ------------
                                ---------  ----------  -------  --------  ----------  ------------  ----------  ------------

------------------------------------------------------------------------------------------------------------------

                                       GROWTH AND INCOME FUND                             EQUITY FUND
                                -------------------------------------  --------------------------------------------------


                                                       PERIOD ENDED
                                    YEAR ENDED         DECEMBER 31,           YEAR ENDED                YEAR ENDED
                                 DECEMBER 31, 1995         1994           DECEMBER 31, 1995         DECEMBER 31, 1994
                                -------------------  ----------------  ------------------------  ------------------------

                                SHARES     AMOUNT    SHARES   AMOUNT     SHARES       AMOUNT       SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold..........................  608,522  $6,717,270  31,528  $315,281      94,373  $  1,236,042   1,801,239  $ 23,749,360
Issued on reinvestment of
 dividends....................   16,609     203,130   --        --        532,276     7,175,073   1,159,524    13,717,171
Redeemed......................  (10,233)   (121,035)  --        --     (4,246,137)  (55,313,267) (1,225,156)  (16,064,280)
                                -------  ----------  ------  --------  ----------  ------------  ----------  ------------
Net increase (decrease).......  614,898  $6,799,365  31,528  $315,281  (3,619,488) ($46,902,152)  1,735,607  $ 21,402,251
                                -------  ----------  ------  --------  ----------  ------------  ----------  ------------
                                -------  ----------  ------  --------  ----------  ------------  ----------  ------------

4. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totalled $2,101,619 and $228,550 for the Ultra Short Term Income Fund, $81,725,552 and $32,591,144 for the Balanced Fund, $9,306,782 and $2,650,181 for the Growth and Income Fund and $131,430,752 and $177,771,126 for the Equity Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ECLIPSE FINANCIAL ASSET TRUST
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5. SELECTED FINANCIAL INFORMATION.

-----------------------------------------------------------------------------------------------
ULTRA SHORT TERM INCOME FUND

                                                                                 DECEMBER 27,
                                                                  FOR THE            1994
                                                                YEAR ENDED      (INCEPTION) TO
                                                               DECEMBER 31,      DECEMBER 31,
                                                                   1995              1994
-----------------------------------------------------------------------------------------------
Per share operating performance for a share
 outstanding throughout the period
Net asset value, beginning of period........................        $ 2.00            $ 2.00
                                                              ---------------   ---------------
Income from investment operations:
Net investment income.......................................          0.11           --
Net realized and unrealized gains
 on investments.............................................          0.04           --
                                                              ---------------   ---------------
    Total from investment operations........................          0.15           --
                                                              ---------------   ---------------
Less distributions:
Dividends from net investment income........................         (0.11)          --
                                                              ---------------   ---------------
    Total distributions.....................................         (0.11)          --
                                                              ---------------   ---------------
Net asset value, end of period..............................        $ 2.04            $ 2.00
                                                              ---------------   ---------------
                                                              ---------------   ---------------
Total return................................................          7.83%             0.00%
Ratios/Supplemental data
Net assets, end of period (000).............................        $4,610            $  621
Ratios to average net assets:
  Expenses..................................................          0.22%+#           0.50%*+
  Net investment income.....................................          6.92%+            0.65%*+
Portfolio turnover rate.....................................         39.26%             0.00%

-------------
 * Annualized.

+ Net of management fee waived equivalent to 0.4% and 0.4% of average net assets plus expenses reimbursed equivalent to 1.27% and 21.54% of average net assets, respectively.
 # Includes custodian fees paid indirectly.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   ECLIPSE FINANCIAL ASSET TRUST
                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5. SELECTED FINANCIAL INFORMATION (CONT'D)

------------------------------------------------------------------------------------------
BALANCED FUND
                                              FOR THE YEAR ENDED DECEMBER 31,

                                   1995        1994        1993        1992        1991
------------------------------------------------------------------------------------------
Per share operating
 performance for a share
 outstanding throughout the
 year
Net asset value, beginning of
 year.........................   $   17.76   $   18.63   $   17.37   $   17.02   $   14.69
                                 ---------   ---------   ---------   ---------   ---------
Income from investment
 operations:
Net investment income.........        0.64        0.56        0.62        0.73        0.71
Net realized and unrealized
 gains (losses)
 on investments...............        3.39       (0.56)       2.32        1.28        2.33
                                 ---------   ---------   ---------   ---------   ---------
    Total from investment
     operations...............        4.03        0.00        2.94        2.01        3.04
                                 ---------   ---------   ---------   ---------   ---------
Less distributions:
Dividends from net investment
 income.......................       (0.64)      (0.56)      (0.64)      (0.73)      (0.71)
Distributions from net
 realized gains...............       (0.56)      (0.31)      (1.04)      (0.93)     --
                                 ---------   ---------   ---------   ---------   ---------
    Total distributions.......       (1.20)      (0.87)      (1.68)      (1.66)      (0.71)
                                 ---------   ---------   ---------   ---------   ---------
Net asset value, end of
 year.........................   $   20.59   $   17.76   $   18.63   $   17.37   $   17.02
                                 ---------   ---------   ---------   ---------   ---------
                                 ---------   ---------   ---------   ---------   ---------
Total return..................      22.99%       0.01%      17.06%      12.01%      20.91%
Ratios/Supplemental data
Net assets, end of year
 (000)........................   $  85,922   $  27,703   $  21,690   $  14,044   $  10,736
Ratios to average net assets:
    Expenses..................       0.81%+#     0.80%+      0.69%+      0.52%+      0.66%+
    Net investment income.....       3.62%+      3.10%+      3.42%+      4.31%+      5.03%+
Portfolio turnover rate.......      74.72%      94.38%      65.05%      95.51%     101.51%

------------
+ Net of management fee waived equivalent to 0.3%, 0.4%, 0.5%, 0.8% and 0.8% of average net assets.
 # Includes custodian fees paid indirectly.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ECLIPSE FINANCIAL ASSET TRUST
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5. SELECTED FINANCIAL INFORMATION (CONT'D)

-----------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND

                                                                      FOR THE YEAR     DECEMBER 27, 1994
                                                                     ENDED DECEMBER     (INCEPTION) TO
                                                                        31, 1995       DECEMBER 31, 1994
--------------------------------------------------------------------------------------------------------
Per share operating performance for a share
 outstanding throughout the period
Net asset value, beginning of period..............................      $   10.00          $   10.00
                                                                         --------           --------
Income from investment operations:
Net investment income.............................................           0.11             --
Net realized and unrealized gains
 on investments...................................................           2.57             --
                                                                         --------           --------
    Total from investment operations..............................           2.68             --
                                                                         --------           --------
Less distributions:
Dividends from net investment income..............................          (0.11)            --
Distributions from net realized gains.............................          (0.26)            --
                                                                         --------           --------
    Total distributions...........................................          (0.37)            --
                                                                         --------           --------
Net asset value, end of period....................................      $   12.31          $   10.00
                                                                         --------           --------
                                                                         --------           --------
Total return......................................................          26.82%              0.00%
Ratios/Supplemental data
Net assets, end of period (000)...................................      $   7,960          $     315
Ratios to average net assets:
  Expenses........................................................           1.00%+#            1.20%*+
  Net investment income...........................................           1.57%+            (0.06)%*+
Portfolio turnover rate...........................................          63.16%              0.00%

-------------
 * Annualized.

+ Net of management fee waived equivalent to 0.9% and 0.9% of average net assets plus expenses reimbursed equivalent to 0.05% and 43.15% of average net assets, respectively.
 # Includes custodian fees paid indirectly.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   ECLIPSE FINANCIAL ASSET TRUST
                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5. SELECTED FINANCIAL INFORMATION (CONT'D)

-----------------------------------------------------------------------------------------------------
EQUITY FUND
                                                         FOR THE YEAR ENDED DECEMBER 31,
                                               1995        1994        1993        1992        1991
------------------------------------------------------------------------------------------------------
Per share operating performance for a
 share
 outstanding throughout the year
Net asset value, beginning of year........  $    11.82  $    13.35  $    13.20  $    11.73  $     9.07
                                            ----------  ----------  ----------  ----------  ----------
Income from investment operations:
Net investment income.....................        0.07        0.03        0.08        0.15        0.16
Net realized and unrealized gains (losses)
 on investments...........................        2.26       (0.66)       2.17        2.12        2.66
                                            ----------  ----------  ----------  ----------  ----------
    Total from investment operations......        2.33       (0.63)       2.25        2.27        2.82
                                            ----------  ----------  ----------  ----------  ----------
Less distributions:
Dividends from net investment income......       (0.07)      (0.03)      (0.08)      (0.15)      (0.16)
Distributions from net realized gains.....       (0.52)      (0.87)      (2.02)      (0.65)     --
                                            ----------  ----------  ----------  ----------  ----------
    Total distributions...................       (0.59)      (0.90)      (2.10)      (0.80)      (0.16)
                                            ----------  ----------  ----------  ----------  ----------
Net asset value, end of year..............  $    13.56  $    11.82  $    13.35  $    13.20  $    11.73
                                            ----------  ----------  ----------  ----------  ----------
                                            ----------  ----------  ----------  ----------  ----------
Total return..............................      19.69%       (4.74)%     17.02%     19.38%      31.18%
Ratios/Supplemental data
Net assets, end of year (000).............  $  174,705  $  195,107  $  197,106  $  163,170  $  149,385
Ratios to average net assets:
  Expenses................................       1.14%#      1.12%       1.12%       1.15%       1.18%
  Net investment income...................       0.45%       0.21%       0.55%       1.17%       1.48%
Portfolio turnover rate...................      74.40%      92.20%     101.09%     110.98%     118.58%

-------------
# Includes custodian fees paid indirectly.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders
Eclipse Financial Asset Trust

We have audited the accompanying statements of net assets of the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund, and the Equity Fund series of Eclipse Financial Asset Trust, as of December 31, 1995, and the related statements of operations, changes in net assets and selected financial information for the periods indicated in the accompanying financial statements. These financial statements and selected financial information are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund, and the Equity Fund series of Eclipse Financial Asset Trust as of December 31, 1995, the results of their operations, the changes in their net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

[SIGNATURE]

New York, New York
January 26, 1996

---------------------------------------------------------

--------------------------------------------------------------------------------

ECLIPSE FINANCIAL ASSET TRUST
TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

Wesley G. McCain             Trustee, Chairman and President

                             Trustee, Secretary, Executive Vice
Sigrid A. Hess                President

John Novogrod                Trustee

John C. Van Eck              Trustee

Yung Wong                    Trustee

Anthony W. Polis             Vice President, Treasurer

Sylvia McCormick             Vice President

Antoinette B. Cirillo        Assistant Treasurer

A. Thomas Smith III          Assistant Secretary

Sara L. Badler               Assistant Secretary

--------------------------------------------------------------------------------

TOWNELEY CAPITAL MANAGEMENT, INC.

Towneley Capital Management, Inc. is the Manager of the Eclipse Funds.

Established in 1971, Towneley is a registered investment adviser serving individual and institutional clients. As of December 31, 1995 total assets under management exceeded $950 million.

The firm's three lines of business are the investment management of the Eclipse Funds, of separate accounts, and of portfolios of no-load mutual funds customized to meet clients' financial planning objectives.

Towneley Capital Management is organized for efficient investment decision making and administration with electronically linked offices in New York City, Laguna Hills, California and Peachtree City, Georgia.

Hallmarks of each of Towneley Capital Management's investment services are integration of risk management with pursuit of investment return, dedication to clients' investment goals, application of fundamentally sound quantitative strategies and extension of institutional investment expertise to individuals and groups through low cost approaches.

Towneley Capital Management's founder and chairman, Wesley G. McCain, directs the investment process, in collaboration with a staff of 25 professional and administrative personnel. Dr. McCain, who holds a doctoral degree from Stanford University and master's degrees from Columbia and Stanford, was formerly on the faculty of the Graduate School of Business of Columbia University. Towneley Capital Management has managed the Eclipse Funds since their inception.

---------------------------------------------------------

GLOSSARY

ASSET/VALUE STOCKS are defined as companies which are cheap to their economic book value or adjusted net worth. These companies typically have low price to stated book value ratios, low price to earnings ratios, high dividends, and low price to sales ratios.

CURRENT YIELD is the annual interest paid by a bond, divided by its current market value.

DURATION is a measure of the expected life of all fixed income securities in a fund. It is market value weighted and incorporates each bond's yield, coupon interest payments, final maturity and call feature into one measure. In general, the lower the coupon rate of interest, the longer the duration, and the higher the coupon, the shorter the duration. Duration is used as a proxy for the sensitivity of prices to changes in interest rates. The shorter the duration, the less sensitive the price is to interest rate changes.

GROWTH/VALUE STOCKS are defined as companies which have experienced a high level of profitability from a combination of high margins and/or asset turns. They generally have good working capital and debt management, and typically have low price to sales ratios, high price earnings ratios, nominal dividends, and high historical earnings or revenue growth.

LARGE CAPITALIZATION is defined by Eclipse by ranking all publicly traded companies in our universe based on market capitalization. We then divide that universe into ten groups, each with an equal number of companies. The 10% with the highest market capitalization are considered large. The next 10-20% are mid-size and the balance of the universe we consider small companies. As the stock market and the economic environment change, companies once considered large may become mid-size or small and vice versa.

LIPPER BALANCED FUND INDEX tracks the performance of the 30 largest balanced funds, adjusted for the reinvestment of capital gain distributions and income dividends. Source: Lipper Analytical Services

LIPPER GROWTH AND INCOME FUND INDEX tracks the performance of the 30 largest growth and income funds, adjusted for the reinvestment of capital gains distributions and income dividends. These growth and income funds combine a growth of earnings orientation and an income requirement for level and/or rising dividends. Source: Lipper Analytical Services

LIPPER SMALL COMPANY GROWTH FUND INDEX tracks the performance of the 30 largest small company growth funds, adjusted for the reinvestment of capital gains distributions and income dividends. Source: Lipper Analytical Services

LIPPER ULTRA SHORT OBLIGATION FUNDS AVERAGE is an average of funds which invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source: Lipper Analytical Services

MARKET CAPITALIZATION refers to the market value of all of a company's shares of common stock outstanding. If a company has five million shares of common stock selling at $50 a share, its market capitalization is $250 million dollars.

MERRILL LYNCH 3-5 YEAR GOVERNMENT BOND INDEX is an index of all currently available United States Treasury Bonds maturing in three to five years. Source:
Merrill Lynch & Company

RISK, in the sense of market risk, refers to the possibility that an asset might lose value or not gain value because of price fluctuations. There are virtually riskless investments, such as Treasury bills and low-risk investments like short-term high quality bonds. Medium- and high-risk investments include stocks, bonds, options, etc. A fundamental principle of finance is that investors make riskier investments because they expect higher returns over time.

--------------------------------------------------------------------------------

RUSSELL 2000 INDEX tracks the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 includes the largest 3,000 United States companies as determined by market capitalization. The index represents 98% of the U.S. equity market. Source: Frank Russell Company

S&P 500 COMPOSITE STOCK PRICE INDEX is a market value weighted benchmark of common stock performance. The S&P Composite Index includes 500 stocks in 87 industries and represents over 70% of the total U.S. equity market. Source:
Standard & Poor's Securities.

S&P SMALL CAPITALIZATION 600 INDEX is a market value weighted benchmark of 600 smaller capitalization common stocks. Source: Standard & Poor's Securities.

SHARPE RATIO measures return in excess of the risk-free rate per unit of risk. For example, Treasury bills pay a risk-free rate of return. Subtract the Treasury bill rate of return from the portfolio's rate of return to get the extra return earned by taking a greater risk. Divide the excess return by the portfolio's standard deviation (a measure of risk) to get the Sharpe Ratio. By comparing the Sharpe Ratios of different funds and indexes, you can see which provided more excess return per unit of risk. (Calculations are based on arithmetic monthly averages of returns and standard deviations.)

SMALL CAPITALIZATION (see Large Capitalization)

STANDARD DEVIATION is a statistical measure, often used to evaluate market risk. Standard deviation compares the volatility or variation of all the individual returns to the average return of an investment over a time period. The bigger the price fluctuations, the higher the variation and the riskier the return.

WEIGHTED AVERAGE MATURITY is the remaining life of all the bonds in a portfolio adjusted for the size of each holding. If you held 60% of your investment in Bond A, which matured in 4 years, and 40% in Bond B, maturing in 2 years, your average weighted maturity would be 3.2 years (60% of 4 plus 40% of 2).

---------------------------------------------------------

Eclipse Financial Services, Inc.
  P.O. Box 2196
  Peachtree City, GA 30269
  Telephone: 800.872.2710
  In Georgia: 770.631.0414

Towneley Capital Management, Inc.
  144 East 30th Street
  New York, New York 10016

Investors Fiduciary Trust Company
  210 West 10th Street
  Kansas City, Missouri 64105-1716